Exhibit 15

SPARTAN MUNICIPAL INCOME FUND

FIDELITY ADIVSOR MUNICIPAL BOND FUND

PRO FORMA COMBINING STATEMENT OF ASSETS & LIABILITIES AS OF NOVEMBER 30, 1997

 (UNAUDITED)



                                    SPARTAN            FIDELITY ADVISOR                   PRO FORMA       PRO FORMA

                                    MUNICIPAL INCOME   MUNICIPAL BOND    COMBINED         ADJUSTMENTS     COMBINED

ASSETS

Investment in securities, at value

 - See accompanying schedule         $ 2,320,518,980    $ 943,928,008    $3,264,446,988    -
                                                                                                         $3,264,446,988

Interest receivable                 32,239,033         15,205,744         47,444,777       -              47,444,777

Receivable for daily variation on    -                 3,969              3,969            -              3,969
futures contracts

Receivable for Investments Sold      5,902,120          498,532           6,400,652        -              6,400,652

Prepaid Expenses                     -                  5,221             5,221            -              5,221

Other receivables                    18,516             22,483            40,999           -              40,999

 TOTAL ASSETS                       2,358,678,649      959,663,957       3,318,342,606     -              3,318,342,606



LIABILITIES

Payable for investments
purchased

 Delayed Delivery                    $ 34,515,703       $ 18,444,500      $ 52,960,203     -              $ 52,960,203

Payable for fund shares redeemed    1,103,162           1,269,789         2,372,951        -              2,372,951

Distributions payable               2,129,327          3,611,485          5,740,812        -              5,740,812

Accrued management fee              746,241            301,762            1,048,003        -              1,048,003

Other payables and accrued          357,712            179,029            536,741          -              536,741
expenses

 TOTAL LIABILITIES                  38,852,145         23,806,565        62,658,710        -              62,658,710



NET ASSETS                           $ 2,319,826,504    $ 935,857,392    $3,255,683,896    $ -           $3,255,683,896



Net Assets consist of:

Paid in capital                      $ 2,234,547,486    $ 890,990,070    $3,125,537,556    -             $3,125,537,556

Accumulated undistributed net
realized gain (loss)

 on investments                     (12,735,104)       (11,572,775)      (24,307,879)      -              (24,307,879)

Net unrealized appreciation
(depreciation) on

 investments                        98,014,122         56,440,097        154,454,219       -              154,454,219

NET ASSETS                           $ 2,319,826,504    $ 935,857,392    $3,255,683,896    $ -           $3,255,683,896



                                    SPARTAN

                                    MUNICIPAL INCOME                                                      COMBINED



                                    $2,319,826,504     $935,857,392      $3,255,683,896                   3,255,683,896

NET ASSET VALUE,offering price      $12.61                                                               $12.61
and redemption price per share

Shares outstanding                  183,940,016        111,198,587       295,138,603       (36,983,092)  258,155,511



Class A:

Net Assets                                             737,804.70        8.42

Net Asset Value and                                    8.42
redemption price per share

Shares outstanding                                     87,671.77         58,509

Maximum offering price per                             8.84
share (100/95.25 of $8.42)



Class T

Net Assets                                             7,007,719.84      8.41

Net Asset Value and                                    8.41
redemption price per share

Shares outstanding                                     833,239.90        555,727

Maximum offering price per                             8.72
share (100/96.5 of $8.41)



Class B:

Net Assets                                             2,134,266.53      8.41

Net Asset Value and offering                           8.41
price per share (A)

Shares outstanding                                     253,714.74        169,252



Class C:

Net Assets                                             1,208,175.77      8.41

Net Asset Value and offering                           8.41
price per share (A)

Shares outstanding                                     143,650.46        95,811



Initial Class

Net Assets                                             924,769,425.62    8.42

Net Asset Value, offering price                        8.42
and redemption price per
share

Shares outstanding                                     109,880,310.31    73,336,196



(A) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.



SPARTAN MUNICIPAL INCOME FUND

FIDELITY ADIVSOR MUNICIPAL BOND FUND

PRO FORMA COMBINING STATEMENT OF OPERATIONS

YEAR ENDED NOVEMBER 30, 1997

 (UNAUDITED)











                                        SPARTAN           FIDELITY ADVISOR                 PRO FORMA         PRO FORMA

                                        MUNICIPAL INCOME  MUNICIPAL BOND    COMBINED       ADJUSTMENTS       COMBINED



INTEREST INCOME                          $ 9,974,240       $ 53,986,048     $153,960,288    -                $153,960,288



EXPENSES

Management fee                           7,134,992         3,656,357         10,791,349     -                10,791,349

Transfer agent fees:

 Class A                                 -                 3,992

 Class T                                 -                 1,036,671

 Class B                                 -                 491

 Inital Class                            -                 926

 Institutional Class                     -                 1,673

 Total Transfer Agent Fees               2,086,376         1,043,753         3,130,129      (26,771)    (c)   3,103,358



Distribution fees:                                                                                            -

 Class T                                 -                 10,889

 Class B                                 -                 7,201

 Inital Class                            -                 527

 Total Distribution Fees                 -                 18,617            18,617         (18,617)    (f)   -



Accounting fees and expenses            475,765            287,440           763,205        (93,226)    (b)   669,979

Non-interested trustees'                5,646              200               5,846          -                 5,846
compensation

Custodian fees and expenses             81,727             53,231            134,958        (11,340)    (c)   123,618

Registration fees

 Class A                                 -                 25,049

 Class T                                 -                 30,010

 Class B                                 -                 32,251

 Inital Class                            -                 24,448

 Institutional Class                     -                 34,819

 Total Registration Fees                 152,040           146,577           298,617        21,815      (d)   320,432



Audit                                    67,405            52,805            120,210        (50,305)    (c)   69,905

Legal                                    49,066            29,939            79,005         (15,000)    (c)   64,005

Miscellaneous                            -                 6,015             6,015          -                6,015

 Total expenses before reductions       10,053,017        5,294,934          15,347,951    (193,444)         15,154,507

 Expense reductions                     (11,248)          (122,375)         (133,623)      (366,850)    (e)  (500,473)

 Total expenses                         10,041,769        5,172,559         15,214,328     (560,294)         14,654,034

NET INTEREST INCOME                     89,932,471        48,813,489        138,745,960    560,294           139,306,254



REALIZED AND UNREALIZED GAIN
(LOSS)

Net realized gain (loss) on:

 Investment securities                  15,819,996        7,881,503          23,701,499     -                23,701,499

 Futures contracts                      738,025           272,343            1,010,368      -                1,010,368

Change in net unrealized apprecation                                         -              -                 -
(depreciation) on:

 Investment securities                  19,310,613        4,851,786          24,162,399     -                24,162,399

 Futures contracts                      431,389            209,573           640,962        -                640,962

 NET GAIN (LOSS)                        36,300,023        13,215,205        49,515,228      -                49,515,228



NET INCREASE (DECREASE) IN NET ASSETS
RESULTING

 FROM OPERATIONS                        $126,232,494      62,028,694        188,261,188    $560,294          $188,821,482






Scenario 1



Merger of
37 and 12
and 13 does
not get
shareholder
approval







                               Net Assets       Nav Per   Shares o/s
                                                Share

Advisor
Municipal
Bond

               Class A         $737,805         $8.42     87,672

               Class T         $7,007,720       $8.41     833,240

               Class B         $2,134,267       $8.41     253,715

               Institutional   $1,208,176       $8.41     143,650
               Class

               Initial Class   $924,769,426     $8.42     109,880,310

               Spartan         $2,319,826,504   $12.61    183,940,016
               Municipal
               Income

               Proforma        $3,255,683,896   $12.61    258,155,511   74,215,495
               Combined





Scenario 2



Both
Aggressive
and Insured
(12 and 13
are
approved by
shareholder
s)



                               Net Assets       Nav Per   Shares o/s
                                                Share

Advisor
Municipal
Bond

               Class A         $737,805         $8.42     87,672

               Class T         $7,007,720       $8.41     833,240

               Class B         $2,134,267       $8.41     253,715

               Institutional   $1,208,176       $8.41     143,650
               Class

               Initial Class   $924,769,426     $8.42     109,880,310

               Spartan         $3,594,458,286   $12.61    285,021,125
               Municipal
               Income

               Proforma        $4,530,315,678   $12.61    359,236,620   74,215,495
               Combined



Scenario 3



Only
Aggressive
is approved
by
shareholder
s



                               Net Assets       Nav Per   Shares o/s
                                                Share

Advisor
Municipal
Bond

               Class A         $737,805         $8.42     87,672

               Class T         $7,007,720       $8.41     833,240

               Class B         $2,134,267       $8.41     253,715

               Institutional   $1,208,176       $8.41     143,650
               Class

               Initial Class   $924,769,426     $8.42     109,880,310

               Spartan         $3,267,818,514   $12.61    259,117,812
               Municipal
               Income

               Proforma        $4,203,675,906   $12.61    333,333,307   74,215,495
               Combined







Scenario 4



Only Insured
is approved
by
shareholder
s



                               Net Assets       Nav Per   Shares o/s
                                                Share

Advisor
Municipal
Bond

               Class A         $737,805         $8.42     87,672

               Class T1        $7,007,720       $8.41     833,240

               Class B         $2,134,267       $8.41     253,715

               Institutional   $1,208,176       $8.41     143,650
               Class

               Initial Class   $924,769,426     $8.42     109,880,310

               Spartan         $2,646,466,276   $12.61    209,843,329
               Municipal
               Income

               Proforma        $3,582,323,668   $12.61    284,058,824   74,215,495
               Combined



SPARTAN MUNICIPAL INCOME FUND                     SPARTAN MUNICIPAL      FIDELITY ADVISOR

INVESTMENTS AT NOVEMBER 30, 1997 (UNAUDITED)      INCOME FUND            MUNI. BOND FUND



                                                  PRINCIPAL              PRINCIPAL               PRINCIPAL

                                                  AMOUNT      VALUE ($)  AMOUNT      VALUE ($)   AMOUNT     VALUE ($)

MUNICIPAL
BONDS

Alabama          Alabama Bldg.                    3,000,000   3,296,250                          3,000,000  3,296,250
                 Renovation
                 Fin. Auth.
                 Rev. 7.45%
                 9/1/11

Alabama          Alabama                          3,000,000   3,191,250                          3,000,000  3,191,250
                 Mental Health
                 Fin. Auth.
                 Spl. Tax
                 7.375% 5/1/09
                 (Pre-Refunded
                 to 5/1/99 @
                 102)

Alabama          Mobile Wtr. &                    4,600,000   4,991,000                          4,600,000  4,991,000
                 Swr.
                 Commissioners
                 Wtr. & Swr.
                 Rev. Rfdg.
                 6.50% 1/1/09

Alaska           Alaska                           4,200,000   4,520,250                          4,200,000  4,520,250
                 Student Loan
                 Corp. Student
                 Loan Rev.
                 Series A,
                 7.30% 7/1/00
                 (AMBAC
                 Insured) AMT

Alaska           Alaska                           1,070,000   1,122,163                          1,070,000  1,122,163
                 Student Ln.
                 Corp. Student
                 Ln. Rev.
                 Series A,
                 5.90% 7/1/03
                 (AMBAC
                 Insured)

Alaska           Alaska                           2,000,000   2,102,500                          2,000,000  2,102,500
                 Student Loan
                 Corp. Student
                 Loan Rev.
                 (State
                 Assisted)
                 Series A, 6%
                 7/1/04(AMBAC
                 Insured)
                 (AMT)

Alaska           Alaska                           1,300,000   1,358,500                          1,300,000  1,358,500
                 Student Loan
                 Corp. Student
                 Loan Rev.
                 Series A,
                 5.55% 7/1/03
                 (AMBAC
                 Insured) AMT

Alaska           Alaska                           1,300,000   1,366,625                          1,300,000  1,366,625
                 Student Loan
                 Corp. Student
                 Loan Rev.
                 Series A,
                 5.65% 7/1/04
                 (AMBAC
                 Insured) AMT

Alaska           Alaska                           1,500,000   1,539,375                          1,500,000  1,539,375
                 Student Loan
                 Rev. Series
                 A, 5.15%
                 7/1/05 (AMBAC
                 Insured)
                 (AMT)

Alaska           North Slope                      16,000,00   13,340,00                          16,000,00  13,340,00
                 Borough Gen.                     0           0                                  0          0
                 Oblig. (Cap.
                 Appreciation)
                 Series B, 0%
                 1/1/02 (MBIA
                 Insured)

Alaska           North Slope                      9,000,000   7,143,750                          9,000,000  7,143,750
                 Borough Gen.
                 Oblig. (Cap.
                 Appreciation)
                 Series B, 0%
                 1/1/03 (MBIA
                 Insured)

Alaska           North Slope                      2,500,000   1,737,500                          2,500,000  1,737,500
                 Borough Gen.
                 Oblig. (Cap.
                 Appreciation)
                 Series B, 0%
                 6/30/05 (Cap.
                 Guaranty
                 Insured)

Alaska           North Slope                      2,000,000   2,212,500                          2,000,000  2,212,500
                 Borough Gen.
                 Oblig. Series
                 B, 7.50%
                 6/30/01 (FSA
                 Insured)

Alaska           North Slope                      5,000,000   4,281,250                          5,000,000  4,281,250
                 Borough Gen.
                 Oblig. (Cap.
                 Appreciation)
                 Series A, 0%
                 6/30/01 (MBIA
                 Insured)

Alaska           North Slope                      1,400,000   1,198,750                          1,400,000  1,198,750
                 Boro Alaska
                 Series A, 0%
                 6/30/01 (MBIA
                 Insured)

Arizona          Chandler Gen.                    5,700,000   4,004,250  16,700,000  2,421,500   22,400,00  6,425,750
                 Oblig. Rfdg.                                                                    0
                 (Cap.
                 Appreciation)
                 0% 7/1/05
                 (FGIC
                 Insured)

Arizona          Chandler Gen.                    5,700,000   3,811,875  2,000,000   2,140,000   7,700,000  5,951,875
                 Oblig. Rfdg.
                 (Cap.
                 Appreciation)
                 0% 7/1/06
                 (FGIC
                 Insured)

Arizona          Chandler Gen.                    5,700,000   3,619,500                          5,700,000  3,619,500
                 Oblig. Rfdg.
                 (Cap.
                 Appreciation)
                 0% 7/1/07
                 (FGIC
                 Insured)

Arizona          Chandler Gen.                    1,700,000   1,020,000                          1,700,000  1,020,000
                 Oblig. Rfdg.
                 (Cap.
                 Appreciation)
                 0% 7/1/08
                 (FGIC
                 Insured)

Arizona          Chandler                         1,000,000   1,237,500                          1,000,000  1,237,500
                 7.375%
                 7/1/09, (FGIC
                 Insured)

Arizona          Chandler                         1,000,000   926,250    16,820,000  18,523,025  17,820,00  19,449,27
                 4.375% 7/1/12                                                                   0          5
                 (FGIC
                 Insured)

Arizona          Maricopa                         3,950,000   4,236,375                          3,950,000  4,236,375
                 County Series
                 C, 8.90%
                 7/1/99

Arizona          Maricopa                         2,435,000   2,483,700                          2,435,000  2,483,700
                 County Hosp.
                 Rev. Rfdg.
                 (Sun Health
                 Corp.) 5.40%
                 4/1/05

Arizona          Maricopa                         2,000,000   2,437,500                          2,000,000  2,437,500
                 County Ind.
                 Dev. Auth.
                 Hosp. Facs.
                 Rev. Rfdg.
                 (Samaritan
                 Health
                 Svcs.)Series
                 A, 7% 12/1/16
                 (MBIA
                 Insured)

Arizona          Phoenix Gen.                     1,840,000   1,971,100  3,900,000   3,178,500   5,740,000  5,149,600
                 Oblig. Rfdg.
                 6% 7/1/02

Arizona          Pima County                      2,060,000   2,098,625  3,430,000   4,017,387   5,490,000  6,116,012
                 Ctfs. Prtn.
                 4.75% 1/1/04
                 (MBIA
                 Insured)

Arizona          Pima County                      2,000,000   2,047,500                          2,000,000  2,047,500
                 Ctfs. Prtn.
                 4.90% 1/1/06
                 (MBIA
                 Insured)

Arizona          Pima Cnty.                       2,000,000   2,417,500                          2,000,000  2,417,500
                 Unified
                 School Dist.
                 Tucson Proj.
                 of 1989
                 Series G, 8%
                 7/1/04 (MBIA
                 Insured)

Arizona          Tucson Ltd.                      2,525,000   2,796,438  2,000,000   2,365,000   4,525,000  5,161,438
                 Tax Rfdg.
                 7.50% 7/1/01

Arizona          Tucson Wtr.                      500,000     694,375    8,665,000   4,408,319   9,165,000  5,102,694
                 Rev. Series
                 D, 9.75%
                 7/1/07

Arizona          Tucson Wtr.                      500,000     709,375                            500,000    709,375
                 Rev. Series
                 D, 9.75%
                 7/1/08

Arizona          Tucson Wtr.                      750,000     1,082,813                          750,000    1,082,813
                 Rev. Series
                 D, 9.75%
                 7/1/09

Arkansas         Arkansas                         1,280,000   1,000,000                          1,280,000  1,000,000
                 State College
                 Savings (Cap.
                 Appreciation)
                 Series A, 0%
                 6/1/03

Arkansas         Arkansas                         1,110,000   824,175                            1,110,000  824,175
                 State College
                 Savings (Cap.
                 Appreciation)
                 Series A, 0%
                 6/1/04

Arkansas         Arkansas Dev.                    4,500,000   4,905,000                          4,500,000  4,905,000
                 Fin. Auth.
                 Rev. (Cap.
                 Asset) Series
                 B, 7.10%
                 3/1/08

Arkansas         North Little                     3,840,000   4,483,200                          3,840,000  4,483,200
                 Rock Elec.
                 Rev. Rfdg.
                 Series A,
                 6.50% 7/1/10
                 (MBIA
                 Insured)

Arkansas         Pulaski                          1,750,000   1,951,250                          1,750,000  1,951,250
                 County Health
                 Facs. Board
                 Rev. Rfdg.
                 (Sisters
                 Charity
                 Nazareth-St.
                 VincentsInfir
                 mary) 6.05%
                 11/1/09 (MBIA
                 Insured)

Arkansas         Rogers Sales                     2,000,000   2,037,500                          2,000,000  2,037,500
                 & Use Tax
                 Rev. 5%
                 11/1/15

California       California                       5,400,000   5,379,750                          5,400,000  5,379,750
                 Edl. Facs.
                 Auth. Rev.
                 (Standford
                 Univ.) Series
                 N, 5.20%
                 12/1/27

California       California                       187,000     36,933                             187,000    36,933
                 Hsg. Fin.
                 Agcy. Rev.
                 (Home Mtg.
                 Single
                 Family) (Cap.
                 Appreciation)
                 Series 1983
                 A, 0% 2/1/15

California       California                       1,000,000   1,053,750  2,775,000   2,847,844   3,775,000  3,901,594
                 Hsg. Fin.
                 Agcy. Rev.
                 (Home Mtg.)
                 Series G,
                 5.90% 2/1/09
                 (MBIA
                 Insured) AMT

California       California                       2,000,000   2,107,500                          2,000,000  2,107,500
                 Hsg. Fin.
                 Agcy. Rev.
                 (Home Mtg.)
                 Series G,
                 5.90% 8/1/09
                 (MBIA
                 Insured) AMT

California       California                       870,000     893,925    1,975,000   2,029,313   2,845,000  2,923,238
                 Hsg. Fin.
                 Agcy. Rev.
                 Rfdg. (Home
                 Mtg.) Series
                 A, 5.30%
                 8/1/14 (MBIA
                 Insured)

California       California                       2,100,000   2,155,125                          2,100,000  2,155,125
                 Hsg. Fin.
                 Agcy. Rev.
                 Rfdg. (Home
                 Mtg.) Series
                 A, 5.70%
                 8/1/16 (MBIA
                 Insured)

California       California                       3,000,000   3,157,500  4,875,000   4,929,844   7,875,000  8,087,344
                 Hsg. Fin.
                 Agcy. Rev.
                 (Home Mtg.)
                 Series R,
                 6.15% 8/1/27
                 (MBIA
                 Insured) AMT

California       California                       5,235,000   5,699,606                          5,235,000  5,699,606
                 Poll. Cont.
                 Fing. Auth.
                 Resource
                 Recovery Rev.
                 (Waste Mgmt.,
                 Inc.) Series
                 A, 7.15%
                 2/1/11 (AMT)

California       California                       9,000,000   9,101,250                          9,000,000  9,101,250
                 Rural Home
                 Mtg. Fin.
                 Auth. Lease
                 Rev. (Rural
                 Lease Purp.)
                 Series A,
                 4.45%8/1/01
                 (MBIA
                 Insured)

California       California                       2,000,000   2,282,500                          2,000,000  2,282,500
                 Gen. Oblig.
                 7% 8/1/04

California       California                       1,365,000   1,590,225                          1,365,000  1,590,225
                 Gen. Oblig.
                 7% 3/1/06

California       California                       8,975,000   10,545,62  10,500,000  11,431,875  19,475,00  21,977,50
                 Gen. Oblig.                                  5                                  0          0
                 7% 10/1/06

California       California                       1,000,000   1,195,000                          1,000,000  1,195,000
                 Gen. Oblig.
                 7% 10/1/09

California       California                       4,000,000   4,540,000                          4,000,000  4,540,000
                 Gen. Oblig.
                 6.30% 9/1/10

California       California                       16,060,00   17,485,32                          16,060,00  17,485,32
                 Gen. Oblig.                      0           5                                  0          5
                 (Various
                 Purp.) 6.25%
                 10/1/19

California       California                       4,040,000   3,757,200  5,250,000   5,807,813   9,290,000  9,565,013
                 Gen. Oblig.
                 4.75% 9/1/18
                 (FSA Insured)

California       California                       5,000,000   5,050,000                          5,000,000  5,050,000
                 Gen. Oblig.
                 5.25% 10/1/13

California       California                       1,500,000   1,500,000                          1,500,000  1,500,000
                 Gen. Oblig.
                 5.25% 10/1/17

California       California                       4,650,000   4,522,125                          4,650,000  4,522,125
                 Gen. Oblig.
                 5.125%
                 10/1/27

California       California                       2,500,000   2,540,625                          2,500,000  2,540,625
                 Pub. Wks
                 Board Lease
                 Rev. Rfdg.
                 (Dept. of
                 Corrections
                 State Prison,
                 Montery
                 County
                 Soledad II)
                 Series D,
                 5.375%
                 11/1/13

California       California                       3,000,000   3,071,250  1,150,000   1,221,875   4,150,000  4,293,125
                 Pub. Wks.
                 Board Lease
                 Rev. Rfdg.
                 (California
                 Commty.
                 Colleges)
                 Series
                 D,5.375%
                 3/1/11

California       California                       1,500,000   1,530,000                          1,500,000  1,530,000
                 Pub. Wks.
                 Board Lease
                 Rev. Rfdg.
                 (California
                 Commty.
                 Colleges)
                 Series D,
                 5.375% 3/1/12

California       California                       5,000,000   5,156,250                          5,000,000  5,156,250
                 Pub. Wks.
                 Board Lease
                 Rev. Rfdg.
                 (State
                 Archives
                 Bldg.
                 Complex)
                 Series
                 A,5.375%
                 12/1/10

California       California Pub.                                         2,250,000   2,376,563   2,250,000  2,376,563
                 Wks. Board
                 Lease Rev.
                 (Franchise Tax
                 Board-PH II)
                 Series A,
                 6.25%9/1/11

California       California                       3,500,000   3,696,875                          3,500,000  3,696,875
                 St. Pub. Wks.
                 Board Lease
                 Rev.
                 (Secretary of
                 State) Series
                 A, 6% 5/1/13

California       California                       5,500,000   5,761,250                          5,500,000  5,761,250
                 Pub. Wks.
                 Board Lease
                 Rev. (Various
                 California
                 State Univ.
                 Projs.)
                 Series A,
                 5.50% 6/1/14

California       California                       18,250,00   19,276,56  2,500,000   2,578,125   20,750,00  21,854,68
                 Pub. Wks.                        0           3                                  0          8
                 Board Lease
                 Rev. Rfdg.
                 (Various
                 California
                 State Univ.
                 Projs.)Series
                 A, 5.50%
                 6/1/10

California       California                       3,750,000   3,754,688                          3,750,000  3,754,688
                 Pub. Wks.
                 Board Lease
                 Rev. (Various
                 California
                 Univ. Proj.)
                 Series A,
                 5.25% 12/1/13

California       California                       1,500,000   1,492,500                          1,500,000  1,492,500
                 Pub. Wks.
                 Board Lease
                 Rev. (Dept.
                 of
                 Corrections
                 State Prison
                 D-Susanville)
                 5.375% 6/1/18

California       California Pub.                                         2,750,000   2,677,813   2,750,000  2,677,813
                 Wks. Board
                 Lease Rev. (Dept.
                 of Corrections
                 State Prison,
                 Medera)Series E,
                 5.50% 6/1/15

California       California                       5,000,000   5,312,500                          5,000,000  5,312,500
                 Pub. Wks.
                 Board Lease
                 Rev. (Commty.
                 College
                 Proj.) Series
                 A, 6% 10/1/14

California       California                       5,195,000   4,948,238                          5,195,000  4,948,238
                 Statewide
                 Commtys. Dev.
                 Corp. Ctfs.
                 of Prtn. (J.
                 Paul Getty
                 Trust) 5%
                 10/1/23

California       California                                              1,475,000   1,770,000   1,475,000  1,770,000
                 Statewide
                 Commtys. Dev.
                 Auth. Rev. Ctfs. of
                 Prtn. (Sisters of
                 CharityLeavenwor
                 th Sys.) 5%
                 12/1/14

California       Castaic lake                     1,800,000   2,187,000                          1,800,000  2,187,000
                 Wtr. Agcy.
                 Ctfs. of
                 Prtn. Rfdg.
                 (Wtr. Sys.
                 Impt. Proj.)
                 Series A,
                 7.25%8/1/09
                 (MBIA
                 Insured)

California       Duarte Ctfs.                     15,750,00   16,498,12                          15,750,00  16,498,12
                 of Prtn.                         0           5                                  0          5
                 (City of Hope
                 Med. Ctr.)
                 6.25% 4/1/23

California       East Bay                         1,250,000   1,348,438                          1,250,000  1,348,438
                 Muni. Util.
                 Dist. Wtr.
                 Sys. Rev.
                 Rfdg. 6.10%
                 6/1/07

California       Encintas                         1,500,000   1,059,375                          1,500,000  1,059,375
                 School Dist.
                 0% 8/1/05
                 (MBIA
                 Insured)

California       Encinitas                        1,000,000   670,000                            1,000,000  670,000
                 Union School
                 Dist. (Cap.
                 Appreciation)
                 0% 8/1/06
                 (MBIA
                 Insured)

California       Encinitas                        1,500,000   950,625    2,500,000   2,684,375   4,000,000  3,635,000
                 Union School
                 Dist. (Cap.
                 Appreciation)
                 0% 8/1/07
                 (MBIA
                 Insured)

California       Encinitas                        1,250,000   746,875                            1,250,000  746,875
                 Union School
                 Dist. (Cap.
                 Appreciation)
                 0% 8/1/08
                 (MBIA
                 Insured)

California       Fresno Swr. Rev.                                        10,000,000  11,037,500  10,000,00  11,037,50
                 Series A, 4.75%                                                                 0          0
                 9/1/26 (MBIA
                 Insured)

California       Long Beach                       5,000,000   4,831,250  2,300,000   2,299,353   7,300,000  7,130,603
                 Hbr. Rev.
                 5.125%
                 5/15/18 (AMT)

California       Long Beach                       6,235,000   7,435,238                          6,235,000  7,435,238
                 Hbr. Rev.
                 8.50% 5/15/03
                 (MBIA
                 Insured)
                 (AMT)

California       Long Beach                       6,305,000   7,518,713                          6,305,000  7,518,713
                 Hbr. Rev. 8%
                 5/15/04 (MBIA
                 Insured)
                 (AMT)

California       Long Beach                       3,000,000   3,288,750                          3,000,000  3,288,750
                 Hbr. Rev. 6%
                 5/15/06 (MBIA
                 Insured)
                 (AMT)

California       Long Beach                       4,700,000   5,093,625                          4,700,000  5,093,625
                 Harbor Rev.
                 Refdg. Series
                 A, 6% 5/15/13
                 (FGIC
                 Insured)

California       Los Angeles                      3,380,000   3,523,650                          3,380,000  3,523,650
                 County
                 Metropolitan
                 Trans. Auth.
                 Sales Tax
                 Rev. Rfdg.
                 (Prop. A-2nd
                 Tier)5.625%
                 7/1/13 (MBIA
                 Insured)

California       Los Angeles                      4,355,000   4,409,438                          4,355,000  4,409,438
                 County
                 Metropolitan
                 Trans. Auth.
                 Rev. Rfdg.
                 (Gen. Union
                 Station)
                 Series
                 A,5.20%
                 7/1/12 (FSA
                 Insured)

California       Los Angeles                      6,000,000   5,850,000                          6,000,000  5,850,000
                 County Pub.
                 Wks. Fing.
                 Auth. Lease
                 Rev.
                 (Multiple
                 Cap. Facs.
                 Proj.
                 #4)4.75%
                 2/1/10 (MBIA
                 Insured)

California       Metropolitan                     2,000,000   2,075,000                          2,000,000  2,075,000
                 Wtr. Dist.
                 Southern
                 California
                 Wtrwks. Rev.
                 Series A,
                 5.75% 7/1/21
                 (MBIAInsured)

California       Metropolitan                     8,770,000   8,112,250                          8,770,000  8,112,250
                 Wtr. Dist.
                 Southern
                 California
                 Wtrwks. Rev.
                 Rfdg. Series
                 B, 4.75%
                 7/1/21(MBIA
                 Insured)

California       Northern                         6,000,000   6,547,500  3,000,000   3,288,750   9,000,000  9,836,250
                 California
                 Pwr. Agcy.
                 Pub. Pwr.
                 Rev. Rfdg.
                 (Geothermal
                 Proj. #3)
                 Series
                 A,5.80%
                 7/1/09 (AMBAC
                 Insured)

California       Placer County                                           3,200,000   3,480,000   3,200,000  3,480,000
                 Wtr. Agcy. Rev.
                 (Middle Fork
                 Proj.) Series A,
                 3.75% 1/1/13

California       San Diego                        1,100,000   1,186,625  1,380,000   1,542,150   2,480,000  2,728,775
                 County Reg'l.
                 Trans.
                 Commission
                 Sales Tax
                 Rev. Second
                 Sr. Series A,
                 6.25%4/1/02
                 (FGIC
                 Insured)

California       San Francisco                    2,330,000   2,536,788                          2,330,000  2,536,788
                 City & County
                 Arpts.
                 Commission
                 Int'l. Arpt.
                 Rev. Rfdg.
                 Second Series
                 Issue 1,
                 6.20% 5/1/05
                 (AMBAC
                 Insured)

California       San Francisco                    5,955,000   6,051,769  4,500,000   4,708,125   10,455,00  10,759,89
                 City & County                                                                   0          4
                 Arpt.
                 Commission
                 Int'l. Arpt.
                 Rev. 2nd
                 Series Issue
                 10A,5.50%
                 5/1/13 (MBIA
                 Insured)
                 (AMT)

California       San Fransicso                    5,875,000   5,970,469                          5,875,000  5,970,469
                 City & County
                 Arpt.
                 Commission
                 Int'l. Aprt.
                 Rev. 2nd
                 Series Issue
                 10A,5.55%
                 5/1/14 (MBIA
                 Insured)
                 (AMT)

California       San Francisco                    10,000,00   10,700,00  2,245,000   2,691,194   12,245,00  13,391,19
                 City & County                    0           0                                  0          4
                 Swr. Rev.
                 Rfdg.5.90%
                 10/1/08
                 (AMBAC
                 Insured)

California       San Francisco                    5,500,000   5,369,375  7,000,000   7,875,000   12,500,00  13,244,37
                 Bldg. Auth.                                                                     0          5
                 Lease Rev.
                 (Dept. Gen.
                 Svcs. Lease)
                 Series A, 5%
                 10/1/13

California       San Jaoquin                      8,000,000   6,690,000  6,665,000   7,064,900   14,665,00  13,754,90
                 Hills Trans.                                                                    0          0
                 Corridor
                 Agcy. Toll
                 Road Rev.
                 Refdg. Series
                 A, 0% 1/15/02
                 (MBIA
                 Insured)

California       Santa Clara                                             5,000,000   5,212,500   5,000,000  5,212,500
                 Redev. Agcy. Tax
                 Allocation Rfdg.
                 (Bayshore North
                 Proj.) 7% 7/1/10
                 (AMBACInsured)

California       Santa                            1,770,000   2,150,550                          1,770,000  2,150,550
                 Margarita/Dan
                 a Point Auth.
                 Rev. Rfdg.
                 (Impt. Dist.
                 3&3A,4&4A)
                 Series B,
                 7.25%8/1/08
                 (MBIA
                 Insured)

California       Santa Rosa                       4,000,000   3,745,000  4,000,000   4,520,000   8,000,000  8,265,000
                 Wastewtr.
                 Rev. Rfdg. &
                 Sub-Reg'l.
                 Wastewtr.
                 Proj. Series
                 A, 4.75%
                 9/1/16(FGIC
                 Insured)

California       South Orange                     3,490,000   4,192,363                          3,490,000  4,192,363
                 County Pub.
                 Fing. Auth.
                 Spl. Tax Rev.
                 Rfdg. (Sr.
                 Lien) Series
                 A, 7%9/1/11
                 (MBIA
                 Insured)

California       South Orange                     2,500,000   3,059,375  10,000,000  10,637,500  12,500,00  13,696,87
                 County Pub.                                                                     0          5
                 Fing. Auth.
                 Spl. Tax Rev.
                 (Foothill
                 Area) Series
                 C,
                 7.50%8/15/07
                 (FGIC
                 Insured)

California       South Orange                     2,500,000   3,184,375                          2,500,000  3,184,375
                 County Pub.
                 Fing. Auth.
                 Spl. Tax Rev.
                 (Foothill
                 Area) Series
                 C, 8%8/15/08
                 (FGIC
                 Insured)

California       Southern                         1,500,000   1,393,125                          1,500,000  1,393,125
                 California
                 Pub. Pwr.
                 Auth. Pwr.
                 Proj. Rev.
                 Rfdg. (Mead
                 Adelanto
                 Proj.) Series
                 A, 4.875%
                 7/1/20 (AMBAC
                 Insured)

California       Southern                         4,640,000   4,309,400                          4,640,000  4,309,400
                 California
                 Pub. Pwr.
                 Auth. Pwr.
                 Proj. Rev.
                 Rfdg. (Mead
                 Phoenix
                 Proj.)Series
                 A, 4.875%
                 7/1/20 (AMBAC
                 Insured)

California       California                       2,000,000   2,190,000                          2,000,000  2,190,000
                 Univ. Rev.
                 (Multiple
                 Purp. Projs.)
                 Series D,
                 6.10% 9/1/10
                 (MBIA
                 Insured)

California       Upland Ctfs.                     3,000,000   2,816,250                          3,000,000  2,816,250
                 of Prtn.
                 Rfdg. (San
                 Antonio
                 Commty.
                 Hosp.) 5%
                 1/1/18

California       West &                           5,800,000   6,032,000                          5,800,000  6,032,000
                 Central Basin
                 Fin. Auth.
                 Series C,
                 5.20% 8/1/07
                 (AMBAC
                 Insured)

California       West &                           6,100,000   6,305,875                          6,100,000  6,305,875
                 Central Basin
                 Fin. Auth.
                 Series C
                 5.25% 8/1/08
                 (AMBAC
                 Insured)

Colorado         Arapahoe                         13,000,00   4,387,500                          13,000,00  4,387,500
                 County Cap.                      0                                              0
                 Impt. Trust
                 Fund Hwy.
                 Rev. Series
                 C, 0% 8/31/15
                 (Pre-Refunded
                 to8/31/05 @
                 48.618)

Colorado         Arapahoe                         170,700,0   24,751,50  1,950,000   2,147,438   172,650,0  26,898,93
                 County Cap.                      00          0                                  00         8
                 Impt. Tr.
                 Fed. Hwy.
                 Rev. (Cap.
                 Appreciation)
                 Series E, 0%,
                 8/31/26(Pre-R
                 efunded to
                 8/31/05@
                 20.8626

Colorado         Aurora Gen.                      3,040,000   2,891,800                          3,040,000  2,891,800
                 Oblig. Rfdg.
                 4.75% 11/1/14

Colorado         Colorado                         5,725,000   6.38E+06                           5,725,000  6,376,219
                 Univ. Rev.
                 (Research
                 Bldg.
                 Revolving
                 Fund)
                 (Biomedical
                 Research
                 Bldg.
                 Proj.)7%
                 6/1/09

Colorado         Colorado                         2,500,000   2,653,125                          2,500,000  2,653,125
                 Health Facs.
                 Auth. Rev.
                 Rfdg. (Rocky
                 Mountain
                 Adventist)
                 6.25% 2/1/04

Colorado         Colorado                         4,700,000   4,958,500                          4,700,000  4,958,500
                 Health Facs.
                 Auth. Rev.
                 Rfdg. (Rocky
                 Mountain
                 Adventist)
                 6.625% 2/1/22

Colorado         Colorado                         6,500,000   6,914,375                          6,500,000  6,914,375
                 Health Facs.
                 Auth. Rev.
                 Rfdg. (Rocky
                 Mountain
                 Adventist)
                 6.625% 2/1/13

Colorado         Colorado                         1,000,000   1,098,750                          1,000,000  1,098,750
                 Health Facs.
                 Auth. Rev.
                 (Hosp.
                 Sys.-Swedish
                 Med. Ctr.)
                 Series A,
                 7.25%10/1/08
                 (Pre-Refunded
                 to 10/1/00 @
                 102)

Colorado         Colorado                         1,550,000   1,300,063                          1,550,000  1,300,063
                 Springs Arpt.
                 Rev. (Cap.
                 Appreciation)
                 Series C, 0%
                 1/1/02 (MBIA
                 Insured)

Colorado         Colorado                         1,530,000   1,162,800                          1,530,000  1,162,800
                 Springs Arpt.
                 Rev. (Cap.
                 Appreciation)
                 Series C, 0%
                 1/1/04 (MBIA
                 Insured)

Colorado         Colorado                         1,655,000   964,038                            1,655,000  964,038
                 Springs Arpt.
                 Rev. (Cap.
                 Appreciation)
                 Series C, 0%
                 1/1/09 (MBIA
                 Insured)

Colorado         Colorado                         1,500,000   823,125    1,000,000   1,165,000   2,500,000  1,988,125
                 Springs Arpt.
                 Rev. (Cap.
                 Appreciation)
                 Series C, 0%
                 1/1/10 (MBIA
                 Insured)

Colorado         Denver City &                    4,900,000   3,907,750                          4,900,000  3,907,750
                 County Arpt.
                 Rev. (Cap.
                 Appreciation)
                 Series A, 0%
                 11/15/02
                 (MBIA
                 Insured)
                 (AMT)

Colorado         Denver City &                    7,250,000   7,432,193                          7,250,000  7,432,193
                 County Arpt.
                 Rev. Series
                 A, 6.90%
                 11/15/98
                 (AMT)

Colorado         Denver City &                    3,000,000   3,142,500                          3,000,000  3,142,500
                 County Arpt.
                 Rev. Series
                 A, 7%
                 11/15/99
                 (AMT)

Colorado         Denver City &                    3,000,000   2,040,000  2,500,000   2,337,500   5,500,000  4,377,500
                 County Arpt.
                 Rev. (Cap.
                 Appreciation)
                 Series A, 0%
                 11/15/05
                 (MBIA
                 Insured)

Colorado         Denver City &                    7,500,000   5,390,625                          7,500,000  5,390,625
                 County Arpt.
                 Rev. (Cap.
                 Appreciation)
                 Series D, 0%
                 11/15/04
                 (MBIAInsured)

Colorado         Denver City &                    3,000,000   2,040,000                          3,000,000  2,040,000
                 County Arpt.
                 Rev. (Cap.
                 Appreciation)
                 Series D, 0%
                 11/15/05
                 (MBIAInsured)

Colorado         Denver City &                    5,000,000   3,793,750                          5,000,000  3,793,750
                 County Arpt.
                 Rev. (Cap.
                 Appreciation)
                 Series D, 0%
                 10/15/03
                 (MBIAInsured)

Colorado         Denver City &                    6,700,000   6,751,054                          6,700,000  6,751,054
                 County Arpt.
                 Rev. Rfdg.
                 Series D, 5%
                 11/15/98
                 (AMT)

Colorado         Denver City &                    520,000     567,450    3,500,000   3,583,125   4,020,000  4,150,575
                 County Arpt.
                 Rev. Series
                 D, 7%
                 11/15/25
                 (Pre-Refunded
                 11/15/01 @
                 100)

Colorado         Denver City &                    1,980,000   2,126,025  3,800,000   4,018,500   5,780,000  6,144,525
                 County Arpt.
                 Rev. Series
                 D, 7%
                 11/15/25

Colorado         Highlands                        1,725,000   1,781,063                          1,725,000  1,781,063
                 Ranch
                 Metropolitan
                 Dist. #2
                 Rfdg. 5.50%
                 6/15/00 (FSA
                 Insured)

Colorado         Highlands                        2,050,000   2,219,125                          2,050,000  2,219,125
                 Ranch
                 Metropolitan
                 Dist. #2
                 Rfdg. 6%
                 6/15/03 (FSA
                 Insured)

Colorado         Jefferson                        3,000,000   3,330,000                          3,000,000  3,330,000
                 County Ctfs.
                 of Prtn.
                 Rfdg. 6.65%
                 12/1/08 (MBIA
                 Insured)

Colorado         Jefferson                        185,000     198,181                            185,000    198,181
                 County Single
                 Family Mtg.
                 Rev. Rfdg.
                 Series
                 1991-A,
                 8.875%
                 10/1/13
                 (MBIAInsured)

Connecticut      Connecticut                      250,000     255,313                            250,000    255,313
                 Health & Edl.
                 Facs. Auth.
                 Rev. Rfdg.
                 (Quinnipiac
                 College)
                 Series D, 6%
                 7/1/13

Connecticut      Connecticut                      4,345,000   4,806,656                          4,345,000  4,806,656
                 Health & Edl.
                 Facs. Auth.
                 Rev. (New
                 Britain Mem.
                 Hosp.) Series
                 A,
                 7.50%7/1/06

Connecticut      Connecticut                      2,990,000   3,098,388  2,600,000   2,619,812   5,590,000  5,718,200
                 Health & Ed.
                 Facs. Auth.
                 Rev. (St.
                 Raphael
                 Hosp.) 5.30%
                 7/1/10,
                 (AMBAC
                 Insured)

District of      District of                      2,635,000   2,826,038                          2,635,000  2,826,038
Columbia         Columbia Gen.
                 Oblig. Rfdg.
                 Series A,
                 5.875% 6/1/05
                 (AMBAC
                 Insured)

District of      District of                      2,000,000   2,175,000                          2,000,000  2,175,000
Columbia         Columbia Gen.
                 Oblig. Rfdg.
                 Series A-1,
                 6% 6/1/11
                 (MBIA
                 Insured)

District of      District of                                             1,000,000   1,015,000   1,000,000  1,015,000
Columbia         Columbia Gen.
                 Oblig. Rfdg.
                 Series A, 5.625%
                 6/1/02 (MBIA
                 Insured)

District of      District of                      3,350,000   3,496,563  1,000,000   1,087,500   4,350,000  4,584,063
Columbia         Columbia Gen.
                 Oblig. Rfdg.
                 Series B-1,
                 5.40% 6/1/06
                 (AMBAC
                 Insured)

District of      District of                      9,105,000   9,969,975  1,500,000   1,565,625   10,605,00  11,535,60
Columbia         Columbia                                                                        0          0
                 Hosp. Rev.
                 (Hosp. for
                 Sick
                 Children)
                 Series A,
                 8.875% 1/1/21

District of      District of                      1,000,000   1,018,750  3,000,000   3,217,500   4,000,000  4,236,250
Columbia         Columbia
                 Redev. Land
                 Agcy.
                 Washington
                 D.C. Sports
                 Arena Spl.
                 Tax Rev.5.40%
                 11/1/00

District of      District of                      5,955,000   6,051,769                          5,955,000  6,051,769
Columbia         Columbia
                 Redev. Land
                 Agcy.
                 Washington
                 D.C. Sports
                 Arena Spl.
                 Tax
                 Rev.5.625%
                 11/1/10

District of      District of                      8,335,000   8,595,469                          8,335,000  8,595,469
Columbia         Columbia Rev.
                 Rfdg.
                 (Georgetown
                 Univ.) Series
                 A, 6% 4/1/18
                 (MBIA
                 Insured)

District of      Metropolitan                     3,000,000   3,277,500                          3,000,000  3,277,500
Columbia         Washington
                 Arpt. Auth.
                 Gen. Arpt.
                 Rev. Series
                 A, 7.25%
                 10/1/10 (FGIC
                 Insured)
                 (AMT)

Florida          Broward                          12,655,00   13,762,31  5,810,000   5,904,413   18,465,00  19,666,72
                 County                           0           3                                  0          6
                 Resource
                 Recovery Rev.
                 (SES Broward
                 Co. LP South
                 Proj.) 7.95%
                 12/1/08

Florida          Dade County                      3,750,000   3,984,375  3,300,000   3,403,125   7,050,000  7,387,500
                 Aviation Rev.
                 (Miami Int'l
                 Arpt.) Series
                 B, 6% 10/1/24
                 (MBIA
                 Insured)

Florida          Florida Board                    5,605,000   5,282,713                          5,605,000  5,282,713
                 of Ed. Cap.
                 Outlay Rfdg.
                 (Pub. Ed.)
                 Series D,
                 4.75% 6/1/17

Florida          Florida                          4,750,000   5,135,938                          4,750,000  5,135,938
                 Division Fin.
                 Dept. Gen.
                 Svcs. Rev.
                 (Dept. of
                 Natural
                 Resources-Pre
                 servation2000
                 ) Series A,
                 6.25% 7/1/10
                 (MBIA
                 Insured)

Florida          Florida Muni.                    3,000,000   2,737,500                          3,000,000  2,737,500
                 Pwr. Agcy.
                 Rev. Rfdg.
                 (Stanton II
                 Proj.) 4.50%
                 10/1/16
                 (AMBAC
                 Insured)

Florida          Florida Muni.                    6,000,000   5,280,000                          6,000,000  5,280,000
                 Pwr. Agcy.
                 Rev. Rfdg.
                 (Stanton II
                 Proj.) 4.50%
                 10/1/27
                 (AMBAC
                 Insured)

Florida          Jacksonville                     4,145,000   4,305,619  3,000,000   2,786,250   7,145,000  7,091,869
                 Elec. Auth.
                 Rev. 6%
                 7/1/01
                 (Escrowed to
                 Maturity)

Florida          Jacksonville                     3,000,000   3,435,000  2,600,000   1,579,500   5,600,000  5,014,500
                 Elec. Auth.
                 Rev. Series
                 73, 6.80%
                 7/1/12
                 (Escrowed to
                 Maturity)

Florida          Jacksonville                     2,000,000   2,200,000                          2,000,000  2,200,000
                 Health Facs.
                 Auth. Ind.
                 Dev. Rev.
                 Rfdg.
                 (Cypress
                 Village
                 Proj.)
                 (Nat'l.Benevo
                 lent Assoc.)
                 7% 12/1/22

Florida          Jacksonville                     1,000,000   1,077,500                          1,000,000  1,077,500
                 Port Auth.
                 Rev. Rfdg.
                 (Port Facs.)
                 5.75% 11/1/09
                 (MBIA
                 Insured)
                 (AMT)

Florida          Lakeland                         5,000,000   5,668,750                          5,000,000  5,668,750
                 Elec. & Wtr.
                 Rev. Rfdg.
                 (Jr.
                 Sub-Lien)
                 6.50% 10/1/05
                 (FGIC
                 Insured)

Florida          Orange County                    5,000,000   5,525,000                          5,000,000  5,525,000
                 Tourist Dev.
                 Tax Rev.
                 Rfdg. Series
                 A, 6.50%
                 10/1/10
                 (AMBAC
                 Insured)

Florida          Orlando Util.                    5,465,000   5,362,531                          5,465,000  5,362,531
                 Commission
                 Wtr. & Elec.
                 Rev. Series
                 B, 5.25%
                 10/1/23

Florida          Pasco County                     5,000,000   5,362,500                          5,000,000  5,362,500
                 Solid Waste
                 Disp. &
                 Resource
                 Recovery Sys.
                 Rev. 6%
                 4/1/08 (AMBAC
                 Insured)
                 (AMT)

Florida          Pasco County                     5,090,000   5,452,663                          5,090,000  5,452,663
                 Solid Waste
                 Disp. &
                 Resource
                 Recovery Sys.
                 Rev. 6%
                 4/1/09 (AMBAC
                 Insured)
                 (AMT)

Florida          Tampa Cap.                       10,000,00   10,299,50                          10,000,00  10,299,50
                 Impt. Prog.                      0           0                                  0          0
                 Rev. Series
                 A, 8.25%
                 10/1/18

Georgia          Atlanta Arpt.                                           21,727,782  21,727,782  21,727,78  21,727,78
                 Facs. Rev. Rfdg.                                                                2          2
                 6.25% 1/1/05
                 (AMBAC Insured)

Georgia          Atlanta                          2,500,000   2,668,750                          2,500,000  2,668,750
                 Downtown Dev.
                 Auth. Rev.
                 Rfdg.
                 (Underground
                 Atlanta
                 Proj.) 6.25%
                 10/1/12

Georgia          Atlanta                          3,000,000   3,187,500                          3,000,000  3,187,500
                 Downtown Dev.
                 Auth. Rev.
                 Rfdg.
                 (Underground
                 Atlanta
                 Proj.) 6.25%
                 10/1/16

Georgia          Fulton County                    2,000,000   2,305,000                          2,000,000  2,305,000
                 School Dist.
                 Rfdg. 6.375%
                 5/1/14

Georgia          Georgia Gen.                                            4,000,000   2,840,000   4,000,000  2,840,000
                 Oblig. Series A,
                 6.25% 4/1/06

Georgia          Georgia                                                 6,305,000   5,769,075   6,305,000  5,769,075
                 Gen.Oblig. Series
                 B Impt. 7.20%
                 3/1/04

Georgia          Georgia Gen.                     3,000,000   3,495,000  2,500,000   2,881,250   5,500,000  6,376,250
                 Oblig. Impt.
                 Series B,
                 7.20% 3/1/05

Georgia          Georgia Gen.                     2,000,000   2,205,000  4,000,000   4,375,000   6,000,000  6,580,000
                 Oblig. Series
                 B, 6.10%
                 3/1/05

Georgia          Georgia Gen.                     5,500,000   6,022,500  4,500,000   5,180,625   10,000,00  11,203,12
                 Oblig. Series                                                                   0          5
                 B, 6.25%
                 4/1/03

Georgia          Georgia Muni.                                           12,200,000  13,664,000  12,200,00  13,664,00
                 Elec. Auth. Pwr.                                                                0          0
                 Rev. Series B,
                 6.20% 1/1/10
                 (AMBAC Insured)

Georgia          Georgia                          13,615,00   1,900,109  7,625,000   8,835,469   21,240,00  10,735,57
                 Residential                      0                                              0          8
                 Fin. Auth.
                 Home
                 Ownership
                 Mtg. (Cap.
                 Appreciation)
                 Series 1984
                 B,0% 12/1/15

Hawaii           Hawaii Gen.                      4,860,000   4,969,350                          4,860,000  4,969,350
                 Oblig. Series
                 CM, 5%
                 12/1/00 (FGIC
                 Insured)

Hawaii           Hawaii Gen.                      2,625,000   2,762,813                          2,625,000  2,762,813
                 Oblig. Series
                 CM, 5.50%
                 12/1/02 (FGIC
                 Insured)

Hawaii           Hawaii Arpts.                    1,500,000   1,636,875                          1,500,000  1,636,875
                 Sys. Rev. 2nd
                 Series, 7.50%
                 7/1/20 (FGIC
                 Insured)*

Hawaii           Hawaii Hsg.                      3,500,000   3,535,000  4,400,000   4,961,000   7,900,000  8,496,000
                 Fin. & Dev.
                 Corp. Single
                 Family Mtg.
                 Rev. Series
                 A, 4.90%
                 7/1/28 (AMT)

Hawaii           Honolulu                         7,135,000   7,554,181  5,000,000   5,625,000   12,135,00  13,179,18
                 Hawaii City                                                                     0          1
                 and County
                 Rfdg. Series
                 C, 5.50%
                 11/01/04
                 (FGIC
                 Insured)

Idaho            Boise Urban                      2,600,000   2,685,124                          2,600,000  2,685,124
                 Renewal
                 Parking Agcy.
                 Rev. (Tax
                 Increment)
                 Series A, B,
                 C, 8.125%
                 9/1/15

Idaho            Idaho Falls                      2,000,000   1,365,000                          2,000,000  1,365,000
                 Rfdg. Elec.
                 0% 4/1/06
                 (FGIC
                 Insured)

Idaho            Idaho Falls                      2,500,000   1,621,875  3,825,000   3,839,344   6,325,000  5,461,219
                 Elec. Rfdg.
                 0% 4/1/07,
                 (FGIC
                 Insured)

Idaho            Idaho Falls                      1,500,000   690,000    4,500,000   4,426,875   6,000,000  5,116,875
                 Rfdg. Elec.
                 0% 4/1/13
                 (FGIC
                 Insured)

Idaho            Idaho Housing                    1,785,000   1,892,100  2,640,000   3,075,600   4,425,000  4,967,700
                 Agcy. Single
                 Family Mtg.
                 Series 1991
                 B, 7.50%
                 7/1/24

Illinois         Chicago Gen.                     2,200,000   2,191,750  2,865,000   3,384,281   5,065,000  5,576,031
                 Oblig. Rfdg.
                 Series B, 5%
                 1/1/11 (AMBAC
                 Insured)

Illinois         Chicago Ill                      2,250,000   2,235,938  2,000,000   2,402,500   4,250,000  4,638,438
                 FGIC Rfdg.
                 Series B,
                 5.125% 1/1/15
                 (AMBAC
                 Insured)

Illinois         Chicago Oblig.                                          4,245,000   2,822,925   4,245,000  2,822,925
                 Rfdg. Series A-2,
                 6.125% 1/1/12
                 (AMBAC Insured)

Illinois         Chicago Board                    4,750,000   5,367,500  8,005,000   4,752,969   12,755,00  10,120,46
                 of Ed.                                                                          0          9
                 (Chicago
                 School
                 Reform) 6.25%
                 12/1/09 (MBIA
                 Insured)

Illinois         Chicago Board                    1,000,000   1,121,250  3,000,000   3,615,000   4,000,000  4,736,250
                 of Ed.
                 (Chicago
                 School
                 Reform) 6.25%
                 12/1/11 (MBIA
                 Insured)

Illinois         Chicago                          2,170,000   2,343,600                          2,170,000  2,343,600
                 Midway Arpt.
                 Rev. Series
                 B, 6% 1/1/08
                 (MBIA
                 Insured)
                 (AMT)

Illinois         Chicago                          2,435,000   2,593,275                          2,435,000  2,593,275
                 Midway Arpt.
                 Rev. Series
                 B, 6% 1/1/10
                 (MBIA
                 Insured)
                 (AMT)

Illinois         Chicago                          2,580,000   2,760,600                          2,580,000  2,760,600
                 Midway Arpt.
                 Rev. Series
                 B, 6.125%
                 1/1/11 (MBIA
                 Insured)
                 (AMT)

Illinois         Chicago                          2,910,000   2,884,538                          2,910,000  2,884,538
                 Midway Arpt.
                 Rev. Series
                 B, 5.25%
                 1/1/13 (MBIA
                 Insured)
                 (AMT)

Illinois         Chicago                          3,060,000   3,021,750  2,455,000   2,884,625   5,515,000  5,906,375
                 Midway Arpt.
                 Rev. Series
                 B, 5.25%
                 1/1/14 (MBIA
                 Insured)
                 (AMT)

Illinois         Chicago Motor                    4,000,000   4,090,000  2,590,000   3,088,575   6,590,000  7,178,575
                 Fuel Tax Rev.
                 Rfdg. Series
                 A, 5.375%
                 1/1/14 (AMBAC
                 Insured)

Illinois         Chicago                          4,500,000   4,803,750                          4,500,000  4,803,750
                 O'Hare Int'l.
                 Arpt. Spl.
                 facs. Rev.
                 Rfdg. (Int'l.
                 Term.) Series
                 A,
                 7.50%1/1/17
                 (AMT)

Illinois         Chicago                          1,970,000   2,056,188                          1,970,000  2,056,188
                 O'Hare Int'l.
                 Arpt. Spl.
                 Facs. Rev.
                 (United
                 Airlines,
                 Inc.) 8.25%
                 5/1/99 (AMT)

Illinois         Chicago                          8,200,000   8,917,500                          8,200,000  8,917,500
                 O'Hare Int'l.
                 Arpt. Rev.
                 Rfdg. (Gen.
                 Arpt. Proj.)
                 (2nd Lien)
                 Series A,
                 6.375% 1/1/15
                 (MBIA
                 Insured)

Illinois         Chicago                          10,000,00   10,075,00                          10,000,00  10,075,00
                 O'Hare Int'l.                    0           0                                  0          0
                 Arpt. Rev.
                 Rfdg. (Gen.
                 Arpt. 2nd
                 Lien) Series
                 A, 5.50%
                 1/1/16(AMBAC
                 Insured)

Illinois         Chicago Park                     3,000,000   3,352,500  5,000,000   5,206,250   8,000,000  8,558,750
                 Dist. Rfdg.
                 6.25% 1/1/09
                 (FGIC
                 Insured)

Illinois         Chicago                          4,760,000   2,100,350                          4,760,000  2,100,350
                 Residential
                 Mtg. Rev.
                 Rfdg. (Cap.
                 Appreciation)
                 Series B, 0%
                 10/1/09
                 (MBIAInsured)

Illinois         Chicago Wtr.                     1,960,000   1,653,750  3,620,000   1,796,425   5,580,000  3,450,175
                 Rev. 0%
                 11/1/01 (FGIC
                 Insured)

Illinois         DeKalb Single                    1,485,000   1,637,213  5,105,000   2,392,969   6,590,000  4,030,182
                 Family Mtg.
                 Rev. 7.45%
                 12/1/09,
                 (GNMA Coll.)*

Illinois         Illinois                         5,000,000   5,231,250  3,610,000   1,592,912   8,610,000  6,824,162
                 Health Facs.
                 Auth. Rev.
                 Rfdg. (OSF
                 Healthcare
                 Sys.) 6%
                 11/15/13

Illinois         Illinois                         900,000     927,000                            900,000    927,000
                 Health Facs.
                 Auth. Rev.
                 (Mem. Hosp.)
                 6.875% 5/1/00

Illinois         Illinois                         4,000,000   4,270,000                          4,000,000  4,270,000
                 Health Facs.
                 Auth. Rev.
                 (Mem. Hosp.)
                 7.125% 5/1/10

Illinois         Illinois                         1,500,000   1,756,875                          1,500,000  1,756,875
                 Health Facs.
                 Auth. Rev.
                 Rfdg.
                 (Lutheran
                 Gen. Health
                 Care Sys.)
                 Series C,
                 7%4/1/14

Illinois         Illinois                         3,000,000   3,180,000                          3,000,000  3,180,000
                 Health Facs.
                 Auth. Rev.
                 Rfdg.
                 (Lutheran
                 Gen. Health
                 Care Sys.)
                 Series C,
                 6%4/1/18

Illinois         Illinois Dedicated                                      2,300,000   2,300,000   2,300,000  2,300,000
                 Tax Rev. (Civic
                 Ctr.) Series A, 7%
                 12/15/13 (AMBAC
                 Insured)

Illinois         Lake County                      10,440,00   6,511,950                          10,440,00  6,511,950
                 Forest                           0                                              0
                 Preserve
                 Dist. Unltd.
                 Tax (Cap.
                 Appreciation)
                 0% 12/1/07

Illinois         Lake County                      12,505,00   7,346,688                          12,505,00  7,346,688
                 Forest                           0                                              0
                 Preserve
                 Dist. Unltd.
                 Tax (Cap.
                 Appreciation)
                 0% 12/1/08

Illinois         Metropolitan                     2,700,000   2,416,500                          2,700,000  2,416,500
                 Pier &
                 Exposition
                 Auth.
                 Dedicated Tax
                 Rev. 0%
                 6/15/00
                 (AMBAC
                 Insured)

Illinois         Metropolitan                     12,175,00   6,863,656                          12,175,00  6,863,656
                 Pier &                           0                                              0
                 Exposition
                 Auth.
                 Dedicated Tax
                 Rev.
                 (McCormick
                 Place
                 ExpansionProj
                 .) (Cap.
                 Appreciation)
                 Series A, 0%
                 6/15/09 (FGIC
                 Insured)

Illinois         Metropolitan                     7,250,000   3,842,500  2,500,000   2,721,875   9,750,000  6,564,375
                 Pier &
                 Exposition
                 Auth.
                 Dedicated Tax
                 Rev.
                 (McCormick
                 Place
                 ExpansionProj
                 .) (Cap.
                 Appreciation)
                 Series A, 0%
                 6/15/10 (FGIC
                 Insured)

Illinois         Metropolitan Pier & Exposition                          1,500,000   1,721,250   1,500,000  1,721,250
                 Auth. Dedicated Tax Rev.
                 (McCormick Place
                 ExpansionProj.) (Cap.
                 Appreciation) Series A, 0%
                 6/15/15 (FGIC Insured)

Illinois         Metropolitan                     7,450,000   7,617,625                          7,450,000  7,617,625
                 Pier &
                 Exposition
                 Auth.
                 Dedicated Tax
                 Rev. Refdg.
                 (McCormick
                 PlaceExpansio
                 n Proj.)
                 Series A,
                 5.25%
                 12/15/10

Illinois         Metropolitan                     11,570,00   9,863,425                          11,570,00  9,863,425
                 Pier &                           0                                              0
                 Exposition
                 Auth.
                 Dedicated Tax
                 Rev.
                 (McCormick
                 Plain
                 Expansion
                 Proj.) (Cap.
                 Appreciation)
                 Series A, 0%
                 6/15/12 (FGIC
                 Insured)

Illinois         Metropolitan                     95,000      105,450    3,000,000   3,435,000   3,095,000  3,540,450
                 Pier &
                 Exposition
                 Auth.
                 Dedicated Tax
                 Rev.
                 (McCormick
                 Place
                 ExpansionProj
                 .) Series A,
                 6.50% 6/15/07
                 (FGIC
                 Insured)

Illinois         Metropolitan                     250,000     203,750                            250,000    203,750
                 Pier &
                 Exposition
                 Auth.
                 Dedicated Tax
                 Rev.
                 (McCormick
                 Plane
                 ExpansionProj
                 .) (Cap.
                 Appreciatiion
                 ) Series A,
                 0% 6/15/12
                 (FGIC
                 Insured)

Illinois         Northern                         1,000,000   1,057,500                          1,000,000  1,057,500
                 Univ. Rev.
                 Auxiliary
                 Facs. Sys.
                 Rfdg. 6%
                 4/1/02 (FGIC
                 Insured)

Illinois         Illinois Reg'l.                                         3,000,000   3,337,500   3,000,000  3,337,500
                 Trans. Auth.
                 Series A, 8%
                 6/1/17 (AMBAC
                 Insured)

Illinois         Illinois Reg'l.                                         2,800,000   3,223,500   2,800,000  3,223,500
                 Trans. Auth.
                 Series D, 7.75%
                 6/1/04 (FGIC
                 Insured)

Illinois         Illinois Reg'l.                                         10,000,000  10,662,500  10,000,00  10,662,50
                 Tran. Auth. Series                                                              0          0
                 D, 7.75% 6/1/05
                 (FGIC Insured)

Indiana          Indiana Bond                                            2,500,000   2,412,500   2,500,000  2,412,500
                 Bank Rev. (State
                 Revolving Fund
                 Prog.) Series A,
                 7% 2/1/05

Indiana          Indiana                          500,000     591,250                            500,000    591,250
                 Health Facs.
                 Fing. Auth.
                 Hosp. Rev.
                 Rfdg.
                 (Columbus
                 Reg'l. Hosp.)
                 7%
                 8/15/15(FSA
                 Insured)

Indiana          Indianapolis                     3,000,000   3,352,500  1,635,000   1,882,294   4,635,000  5,234,794
                 Econ. Dev.
                 Rev. Rfdg. &
                 Impt. (Nat'l.
                 Benevolent
                 Assoc.)
                 7.625%
                 10/1/22

Indiana          Indianapolis                     1,000,000   1,145,000  10,345,000  11,069,150  11,345,00  12,214,15
                 Resource                                                                        0          0
                 Recovery Rev.
                 Rfdg. (Ogden
                 Martin Sys.
                 Inc. Proj.)
                 6.75%
                 12/1/06(AMBAC
                 Insured)

Kansas           Johnson                          1,015,000   1,204,044                          1,015,000  1,204,044
                 County
                 Unified
                 School Dist.
                 #512 (Shawnee
                 Mission) 8%
                 10/1/03

Kansas           Johnson                          1,225,000   1,482,250                          1,225,000  1,482,250
                 County
                 Unified
                 School Dist
                 #512 (Shawnee
                 Mission) 8%
                 10/1/04

Kansas           Johnson                          1,250,000   1,535,938                          1,250,000  1,535,938
                 County
                 Unified
                 School Dist.
                 #512 (Shawnee
                 Mission) 8%
                 10/1/05

Kansas           Kansas City                      3,825,000   2,022,469                          3,825,000  2,022,469
                 Util. Sys.
                 Rev. (Cap.
                 Appreciation)
                 0% 9/1/10
                 (AMBAC
                 Insured)
                 (Escrowed to
                 Maturity)

Kansas           Kansas City                      2,865,000   1,511,288                          2,865,000  1,511,288
                 Util. Sys.
                 Rev. (Cap.
                 Appreciation)
                 0% 9/1/10
                 (AMBAC
                 Insured)

Kansas           Kansas Dept.                     4,750,000   5,551,563                          4,750,000  5,551,563
                 Trans. Hwy.
                 Rev. 7.25%
                 3/1/05

Kansas           Reno County                      575,000     622,438                            575,000    622,438
                 Mtg. Rev.
                 Rfdg. (Single
                 Family)
                 Series B,
                 8.70% 9/1/11

Kentucky         Jefferson                        5,250,000   2,546,250                          5,250,000  2,546,250
                 County Cap.
                 Projs. Corp.
                 Rev. (Muni.
                 Multiple
                 Rfdg. Lease)
                 Series A,
                 0%8/15/11

Kentucky         Kentucky Tpk.                    7,760,000   6,489,300                          7,760,000  6,489,300
                 Auth. Econ.
                 Dev. Road
                 Rev. Rfdg.
                 (Revitalizati
                 on) (Cap.
                 Appreciation)
                 0% 1/1/02
                 (FGIC
                 Insured)

Kentucky         Owensboro                        10,000,00   6,500,000                          10,000,00  6,500,000
                 Elec. Lt. &                      0                                              0
                 Pwr. Rev.
                 Series B, 0%
                 1/1/07 (AMBAC
                 Insured)

Kentucky         Owensboro                        4,000,000   2,180,000                          4,000,000  2,180,000
                 Elec. Lt. &
                 Pwr. Rev.
                 Series B, 0%
                 1/1/10 (AMBAC
                 Insured)

Kentucky         Owensboro                        600,000     369,000                            600,000    369,000
                 Elec. Lt. &
                 Pwr. Rev.
                 Rfdg. Series
                 B, 0% 1/1/08,
                 (AMBAC
                 Insured)

Louisiana        Louisiana                        4,000,000   4,460,000                          4,000,000  4,460,000
                 Gen. Oblig.
                 Series A,
                 6.75% 5/15/03
                 (MBIA
                 Insured)

Louisiana        Louisiana                        5,865,000   6,612,788  2,000,000   2,395,000   7,865,000  9,007,788
                 Gen. Oblig.
                 Series A,
                 6.75%
                 5/15/04,
                 (MBIA
                 Insured)

Louisiana        Lousianna                        1,205,000   1,328,513  3,975,000   2,280,656   5,180,000  3,609,169
                 Offshore Term
                 Auth. Series
                 E, 7.60%
                 9/1/10
                 (Pre-Refunded
                 9/1/00 @ 102)

Louisiana        Louisianna                       1,095,000   1,196,288                          1,095,000  1,196,288
                 Offshore Term
                 Auth. Series
                 B, 7.60%
                 9/1/10

Louisiana        Monroe-West                      9,000,000   3,566,250                          9,000,000  3,566,250
                 Monroe Pub.
                 Trust Fing.
                 Auth. Mtg.
                 Rev. Rfdg.
                 (Cap.
                 Appreciation)
                 Series C, 0%
                 8/20/14

Louisiana        St. John                         2,700,000   2,926,125                          2,700,000  2,926,125
                 Baptist
                 Parish Sales
                 Tax Dist.
                 Rfdg. Series
                 1989-ST,
                 7.80% 12/1/14

Maryland         Baltimore                        3,100,000   3,665,750                          3,100,000  3,665,750
                 Consolidated
                 Pub. Impt.
                 Series A,
                 7.25%
                 10/15/05
                 (FGIC
                 Insured)

Maryland         Howard County                    250,000     269,688                            250,000    269,688
                 Mtg. Rev.
                 (Heartlands
                 Elderly Apts.
                 Proj.) 8.875%
                 12/1/10 (MBIA
                 Insured) (FHA
                 Guaranteed)

Maryland         Maryland                         2,500,000   2,543,750                          2,500,000  2,543,750
                 Commmty. Dev.
                 Admin. Dept.
                 of Hsg. &
                 Commty. Dev.
                 (Single
                 Family
                 Housing)
                 Series B,
                 5.05% 9/1/19

Maryland         Maryland Health                                         2,000,000   2,255,000   2,000,000  2,255,000
                 & Higher Edl.
                 Facs. Auth. Rev.
                 Rfdg. (Good
                 Samaritan Hosp.)
                 5.75%7/1/13

Maryland         Maryland                         3,000,000   2,970,000  2,660,000   3,205,300   5,660,000  6,175,300
                 Health &
                 Higher Edl.
                 Facs. Auth.
                 Rev. Rfdg.
                 (Johns
                 Hopkins
                 Univ.) 5.25%
                 7/1/19

Maryland         Maryland                         3,000,000   2,951,250                          3,000,000  2,951,250
                 Health &
                 Higher Edl.
                 Facs. Auth.
                 REv. Refdg.
                 (John Hopkins
                 Univ.) 5.25%
                 7/1/17

Maryland         Prince                           1,500,000   1,515,000                          1,500,000  1,515,000
                 George's
                 County Solid
                 Waste Mgmt.
                 Sys. Rev.
                 Rfdg. 5.25%
                 6/15/13 (FSA
                 Insured)

Maryland         Washington D.C.                                         3,000,000   3,371,250   3,000,000  3,371,250
                 Metropolitan Area
                 Trans. Auth.
                 Gross Rev. Rfdg.
                 6% 7/1/09 (FGIC
                 Insured)

Massachusetts    Boston Rev.                      7,000,000   7,743,750                          7,000,000  7,743,750
                 (Boston City
                 Hosp.) Series
                 A, 7.625%
                 2/15/21 (FHA
                 Guaranteed)
                 (Pre-Refunded
                 to 8/15/00 @
                 102)

Massachusetts    Boston Rev.                      1,500,000   1,640,625                          1,500,000  1,640,625
                 Rfdg. (Boston
                 City Hosp.)
                 7.15% 8/15/01
                 (FHA
                 Guaranteed)
                 (Pre-Refunded
                 to8/15/00 @
                 102)

Massachusetts    Massachusetts                    5,000,000   5,231,250                          5,000,000  5,231,250
                 Bay Trans.
                 Auth. Rfdg.
                 (Gen. Trans.
                 Sys.) Series
                 A, 5.50%
                 3/1/12

Massachusetts    Massachusetts                    3,090,000   3,298,575                          3,090,000  3,298,575
                 Edl. Loan
                 Auth. (Edl.
                 Loan Rev.)
                 Issue E,
                 Series B,
                 5.75% 7/1/05
                 (AMBACInsured
                 )

Massachusetts    Massachusetts                    3,680,000   3,951,400                          3,680,000  3,951,400
                 Edl. Loan
                 Auth. (Edl.
                 Loan Rev)
                 Issue E,
                 Series B
                 5.85% 7/1/06
                 (AMBAC
                 Insured)

Massachusetts    Massachusetts                    3,980,000   4,273,525                          3,980,000  4,273,525
                 Educational
                 Laoan Auth.
                 (Edl.Loan
                 Rev.) Issue E
                 Series B,
                 5.95% 7/1/07
                 (AMBAC
                 Insured)

Massachusetts    Massachusetts                    4,115,000   4,403,050                          4,115,000  4,403,050
                 Ed. Loan
                 Auth. Ed.
                 Loan Rev.
                 Rfdg. Issue E
                 Series B,
                 6.05% 7/1/08
                 (AMBACInsured
                 ) (AMT)

Massachusetts    Massachusetts                    1,650,000   1,753,125                          1,650,000  1,753,125
                 Ed. Loan
                 Auth. Ed.
                 Loan Rev.
                 Rfdg. Issue E
                 Series B,
                 6.15% 7/1/10
                 (AMBAC
                 Insured)
                 (AMT)

Massachusetts    Massachusetts                    1,000,000   1,062,500                          1,000,000  1,062,500
                 Ed. Loan
                 Auth. Ed.
                 Loan Rev.
                 Rfdg. Issue E
                 Series B,
                 6.25% 7/1/11
                 (AMBAC
                 Insured)
                 (AMT)

Massachusetts    Massachusetts                    1,000,000   1,058,750                          1,000,000  1,058,750
                 Ed. Loan
                 Auth. Ed.
                 Loan Rev.
                 Rfdg. Issue E
                 Series B,
                 6.30% 7/1/12
                 (AMBAC
                 Insured)
                 (AMT)

Massachusetts    Massachusetts                    3,000,000   3,011,250                          3,000,000  3,011,250
                 Muni.
                 Wholesale
                 Elec. Co.
                 Pwr. Supply
                 Sys. Rev.
                 Rfdg. 5%
                 7/1/10
                 (AMBACInsured
                 )

Massachusetts    Massachusetts                                           21,685,000  5,177,294   21,685,00  5,177,294
                 Muni. Wholesale                                                                 0
                 Elec. Co. Pwr.
                 Supply Sys. Rev.
                 Series A, 6.75%
                 7/1/08(MBIA
                 Insured)

Massachusetts    Massachusetts                    11,095,00   11,427,85                          11,095,00  11,427,85
                 Gen. Oblig.                      0           0                                  0          0
                 Rfdg. Series
                 A, 5.50%
                 2/1/11 (MBIA
                 Insured)

Massachusetts    Massachusetts                    1,400,000   1,480,500                          1,400,000  1,480,500
                 Gen. Oblig.
                 Consolidated
                 LoanSeries A,
                 6% 6/1/11
                 (Pre-Refunded
                 to
                 6/1/01@100)

Massachusetts    Massachusetts                    4,000,000   3,965,000                          4,000,000  3,965,000
                 Gen. Oblig.
                 Consolidated
                 Loan Series
                 A, 5% 1/1/12

Massachusetts    Massachusetts                    9,800,000   10,706,50                          9,800,000  10,706,50
                 Gen. Oblig.                                  0                                             0
                 Rfdg. Series
                 A, 6.25%
                 7/1/03

Massachusetts    Massachusetts                    6,000,000   6,600,000                          6,000,000  6,600,000
                 Gen. Oblig.
                 Rfdg. Series
                 A, 6.25%
                 7/1/04

Massachusetts    Massachusetts                    12,000,00   12,225,00                          12,000,00  12,225,00
                 Gen. Oblig.                      0           0                                  0          0
                 Consolidated
                 LoanSeries C,
                 5.375% 9/1/14
                 (MBIA
                 Insured)

Massachusetts    Massachusetts                                           2,660,000   1,878,625   2,660,000  1,878,625
                 Health & Edl.
                 Facs. Auth. Rev.
                 (Univ. Hosp.)
                 Series C, 7.25%
                 7/1/19(MBIA
                 Insured)

Massachusetts    Massachusetts                    2,000,000   1,997,500  3,050,000   1,932,938   5,050,000  3,930,438
                 Health & Edl.
                 Facs. Auth.
                 Rev. (New
                 England Med.
                 Ctr. Hosp.)
                 Series
                 G,5.375%
                 7/1/24 (MBIA
                 Insured)

Massachusetts    Massachusetts                    3,000,000   2,966,250  2,600,000   2,765,750   5,600,000  5,732,000
                 Health & Edl.
                 Facs. Auth.
                 Rev. Rfdg.
                 (Baystate
                 Med. Ctr.)
                 Series D,
                 5%7/1/12
                 (FGIC
                 Insured)

Massachusetts    Massachusetts                    1,100,000   1,236,125                          1,100,000  1,236,125
                 Health & Edl.
                 Facs. Auth.
                 Rev. Rfdg.
                 (Harvard
                 Univ.) Series
                 P,
                 6.50%11/1/03

Massachusetts    Massachusetts                                           2,500,000   2,437,500   2,500,000  2,437,500
                 Ind. Fin. Agcy.
                 Rev. Rfdg.
                 (Harvard
                 Commty. Health
                 Plan) Series
                 B,8.125% 10/1/17

Massachusetts    Massachusetts                    23,300,00   17,941,00                          23,300,00  17,941,00
                 Ind. Fin.                        0           0                                  0          0
                 Agcy. Rev.
                 (Cap.
                 Appreciation)
                 (Massachusett
                 s
                 BiomedicalRes
                 earch) Series
                 A-2, 0%
                 8/1/03

Massachusetts    Massachusetts                    225,000     234,281                            225,000    234,281
                 Ind. Fin.
                 Agcy. Rev.
                 (Massachusett
                 s Biomedical
                 Research)
                 Series
                 A-1,7.10%
                 8/1/99

Massachusetts    Massachusetts                    5,000,000   3,662,500  2,000,000   2,242,500   7,000,000  5,905,000
                 Ind. Fin.
                 Agcy. Rev.
                 (Cap.
                 Appreciation)
                 (Massachusett
                 s Biomedical
                 Research)
                 Series A-2,
                 0% 8/1/04

Massachusetts    Massachusetts                    26,800,00   17,587,50                          26,800,00  17,587,50
                 Ind. Fin.                        0           0                                  0          0
                 Agcy. Rev.
                 (Cap.
                 Appreciation)
                 (Massachusett
                 s Biomedical
                 Research)
                 Series A-2,
                 0% 8/1/06

Massachusetts    Massachusetts                    15,800,00   8,650,500                          15,800,00  8,650,500
                 Ind. Fin.                        0                                              0
                 Agcy. Rev.
                 (Cap.
                 Appreciation)
                 (Massachusett
                 s Biomedical
                 Research)
                 Series A-2,
                 0% 8/1/09

Massachusetts    Massachusetts                    11,000,00   5,651,250                          11,000,00  5,651,250
                 Ind. Fin.                        0                                              0
                 Agcy. Rev.
                 (Cap.
                 Appreciation)
                 (Massachusett
                 s Biomedical
                 Research)
                 Series A-2,
                 0% 8/1/10

Massachusetts    Massachusetts                    6,600,000   7,053,750                          6,600,000  7,053,750
                 Ind. Fin.
                 Agcy. Rev.
                 Rfdg.
                 (Atlanticare
                 Med. Ctr.)
                 Series A,
                 10.125%11/1/1
                 4

Massachusetts    Massachusetts                    2,000,000   2,150,000                          2,000,000  2,150,000
                 Hsg. Fin.
                 Agcy. Hsg.
                 Rev. Rfdg.
                 (Rental)
                 Series A,
                 6.65% 7/1/19
                 (AMBACInsured
                 ) (AMT)

Massachusetts    Massachusetts                    2,500,000   2,453,125                          2,500,000  2,453,125
                 Tpk. Auth.
                 Metropolitan
                 Hwy. Sys.
                 Rev. Series
                 A, 5.125%
                 1/1/23 (MBIA
                 Insured)

Massachusetts    Massachusetts                    7,000,000   6,685,000                          7,000,000  6,685,000
                 Tpk. Auth.
                 Metropolitan
                 Hwy. Sys.
                 Rev. Series
                 A, 5% 1/1/27
                 (MBIA
                 Insured)

Massachusetts    Massachusetts                    9,500,000   9,500,000  2,715,000   2,670,881   12,215,00  12,170,88
                 Tpk. Auth.                                                                      0          1
                 Metropolitan
                 Hwy. Sys.
                 Rev. Series
                 B, 5.25%
                 1/1/17 (MBIA
                 Insured)

Massachusetts    Massachusetts                    9,150,000   9,317,171  2,500,000   2,750,000   11,650,00  12,067,17
                 Tpk. Auth.                                                                      0          1
                 Western Tpk.
                 Rev. Series
                 A, 5.55%
                 01/1/17 (MBIA
                 Insured)

Massachusetts    New England                      18,500,00   19,309,37  5,995,000   6,594,500   24,495,00  25,903,87
                 Ed. Loan                         0           5                                  0          5
                 Marketing
                 Corp. Rev.
                 Rfdg.
                 (Student
                 Loan) Series
                 A, 5.70%
                 7/1/05(AMT)

Massachusetts    New England                      2,500,000   2,562,500                          2,500,000  2,562,500
                 Ed. Loan
                 Marketing
                 Corp. Rev.
                 Rfdg.
                 (Student
                 Loan) Series
                 B, 5.40%
                 6/1/00

Massachusetts    New England                      2,500,000   2,540,625                          2,500,000  2,540,625
                 Ed. Loan
                 Marketing
                 Corp. Rev.
                 Rfdg.
                 (Student
                 Loan) Series
                 G, 5% 8/1/00

Massachusetts    New England                      2,000,000   2,052,500  3,270,000   3,785,025   5,270,000  5,837,525
                 Ed. Loan
                 Marketing
                 Corp. Rev.
                 Rfdg.
                 (Student
                 Loan) Series
                 G, 5.20%
                 8/1/02

Michigan         Detroit                          3,000,000   3,011,250  2,500,000   2,440,625   5,500,000  5,451,875
                 Convention
                 Facs. Rev.
                 Rfdg. (Cobo
                 Hall
                 Expansion
                 Proj.) 5.25%
                 9/30/12

Michigan         Detroit Hosp.                    36,710,00   6,607,800                          36,710,00  6,607,800
                 Fin. Auth.                       0                                              0
                 Hosp. Facs.
                 Rev. Rfdg.
                 (Michigan
                 Health Care
                 Corp. Proj.)
                 0%12/1/20

Michigan         Michigan Muni.                                          2,750,000   3,007,813   2,750,000  3,007,813
                 Auth. Rev. Rfdg.
                 (Local Gov't.
                 Loan Prog.) 7%
                 11/1/02 (AMBAC
                 Insured)

Michigan         Michigan Muni.                                          3,500,000   3,810,625   3,500,000  3,810,625
                 Auth. Rev. Rfdg.
                 (Local Gov't.
                 Loan Prog.) 7%
                 11/1/03 (AMBAC
                 Insured)

Michigan         Michigan Hsg.                    1,475,000   1,535,844  800,000     799,000     2,275,000  2,334,844
                 Dev. Auth.
                 Single Family
                 Mtg. Rev.
                 Series A,
                 7.70% 12/1/16

Michigan         Michigan Hsg.                    470,000     492,325    4,790,000   5,203,138   5,260,000  5,695,463
                 Dev. Auth.
                 Single Family
                 Mtg. Rev.
                 Series A,
                 7.50% 6/1/15

Michigan         Michigan                         1,000,000   1,115,000                          1,000,000  1,115,000
                 Hosp. Fin.
                 Auth. Rev.
                 Rfdg. (Bay
                 Med. Ctr.)
                 Series A,
                 8.25% 7/1/12

Michigan         Michigan Hosp.                                          2,000,000   2,104,200   2,000,000  2,104,200
                 Fin. Auth. Rev.
                 Rfdg. (Sisters of
                 Mercy Health
                 Corp.) 5.375%
                 8/15/14(MBIA
                 Insured)

Michigan         Royal Oak                        3,695,000   3,791,994                          3,695,000  3,791,994
                 Hosp. Fin.
                 Auth. Hosp.
                 Rev. Rfdg.
                 (William
                 Beaumont
                 Hosp.) 5.50%
                 1/1/14

Michigan         Michigan                         7,750,000   8,021,250  5,000,000   2,912,500   12,750,00  10,933,75
                 Univ. Rev.                                                                      0          0
                 Rfdg. (Univ.
                 Hosp. Proj.)
                 Series A,
                 5.75% 12/1/12

Michigan         Western                          2,000,000   2,112,820                          2,000,000  2,112,820
                 Townships
                 Util. Auth.
                 Swr. Disp.
                 Sys. Ltd. Tax
                 8.20% 1/1/18

Michigan         Western                          2,810,000   2,026,713                          2,810,000  2,026,713
                 Townships
                 Util. Auth.
                 Swr. Disp.
                 Sys. Rfdg.
                 (Cap.
                 Appreciation)
                 0% 1/1/05
                 (FSAInsured)

Minnesota        Centennial                       2,610,000   2,554,538                          2,610,000  2,554,538
                 Independant
                 School Dist.
                 #12 Rfdg.
                 Series B,
                 4.875% 2/1/12
                 (FGIC
                 Insured)

Minnesota        Maplewood                        1,000,000   1,036,250                          1,000,000  1,036,250
                 Health Care
                 Facs. Rev.
                 (Healtheast
                 Proj.) 5.80%
                 11/15/03

Minnesota        Minneapolis &                    7,000,000   6,571,250  4,500,000   4,415,625   11,500,00  10,986,87
                 St. Paul Hsg.                                                                   0          5
                 & Redev.
                 Auth. Health
                 Care Sys.
                 Rev. Rfdg.
                 (HealthspanHe
                 alth Sys.
                 Corp.) Series
                 A, 4.75%
                 11/15/18
                 (AMBAC
                 Insured)

Minnesota        Minneapolis                      1,175,000   904,750    2,000,000   1,910,000   3,175,000  2,814,750
                 Gen. Oblig.
                 (Cap.
                 Appreciation)
                 Series B, 0%
                 12/1/03

Minnesota        Minnesota Gen.                                          8,700,000   8,858,949   8,700,000  8,858,949
                 Oblig. Unltd. Tax
                 5.75% 8/1/05

Minnesota        Minnesota Hsg.                                          1,000,000   1,078,750   1,000,000  1,078,750
                 Fin. Agcy. Single
                 Family Mtg.
                 Series K, 6.40%
                 1/1/15

Minnesota        Minnesota                        5,750,000   5,857,813  1,500,000   1,668,750   7,250,000  7,526,563
                 Hsg. Fin.
                 Agcy. (Single
                 Family Mtg.)
                 Series B,
                 5.80% 7/1/25
                 (AMT)

Minnesota        Minnesota Hsg.                                          1,000,000   1,111,250   1,000,000  1,111,250
                 Fin. Agcy. Single
                 Family Mtg.
                 Series I, 6.25%
                 1/1/15

Minnesota        Northern                         1,700,000   1,790,202                          1,700,000  1,790,202
                 Muni. Pwr.
                 Agcy. Elec.
                 Sys. Rev.
                 Rfdg. Series
                 A, 7.25%
                 1/1/16

Minnesota        Rochester                        2,000,000   2,200,000                          2,000,000  2,200,000
                 Health Care
                 Facs. Rev.
                 Rfdg. (Mayo
                 Foundation/Ma
                 yo Med. Ctr.)
                 Series
                 I,5.90%
                 11/15/09

Minnesota        Rochester                        2,250,000   2,466,563                          2,250,000  2,466,563
                 Health Care
                 Facs. Rev.
                 Rfdg. (Mayo
                 Foundation/My
                 ao Med. Ctr.)
                 Series
                 I,5.90%
                 11/15/10

Minnesota        Minnesota                        10,000,00   10,200,00                          10,000,00  10,200,00
                 Univ. Rfdg.                      0           0                                  0          0
                 4.80% 8/15/03

Minnesota        Western                          3,525,000   3,674,813  3,890,000   2,329,138   7,415,000  6,003,951
                 Minnesota
                 Muni. Pwr.
                 Agcy. Wtr.
                 Supply Rev.
                 Rfdg. Series
                 A, 5.50%
                 1/1/11 (AMBAC
                 Insured)

Minnesota        Western                          1,750,000   1,826,563                          1,750,000  1,826,563
                 Minnesota
                 Muni. Pwr.
                 Agncy. Pwr.
                 Supply Rev.
                 Rfdg. Series
                 A, 5.50%
                 1/1/12 (AMBAC
                 Insured)

Mississippi      Hinds County                     1,095,000   1,164,806  8,100,000   4,293,000   9,195,000  5,457,806
                 Ctfs. of
                 Prtn. (Hinds
                 County
                 Welfare Dept.
                 Proj.) 7.75%
                 3/1/09(Pre-Re
                 funded to
                 3/1/99 @ 102)

Mississippi      Hinds County                     4,000,000   4,220,000  3,100,000   1,224,500   7,100,000  5,444,500
                 Rev. Rfdg.
                 (Mississipi
                 Methodist
                 Hosp. &
                 Rehabilitatio
                 n) 5.60%
                 5/1/12(AMBAC
                 Insured)

Mississippi      Mississippi                      275,000     296,313    7,000,000   7,157,500   7,275,000  7,453,813
                 Home Corp.
                 Single Family
                 Rev. Rfdg.
                 Series
                 1990-A, 9.25%
                 3/1/12
                 (FGICInsured)

Missouri         Missouri Higher                                         75,000      83,250      75,000     83,250
                 Ed. Loan Auth.
                 Student Loan
                 Rev. (Sr. Lien)
                 Series A, 5.625%
                 2/15/01

Montana          Montana Coal                     2,000,000   2,102,500                          2,000,000  2,102,500
                 Severance Tax
                 Rfdg.
                 (Broadwater
                 Pwr. Proj.)
                 Series A,
                 6.875%
                 12/1/11*

Montana          Montana Board                    6,200,000   7,068,000                          6,200,000  7,068,000
                 of Investment
                 Payroll Tax
                 (Workers
                 Compensation)
                 Series 1991,
                 6.875%
                 6/1/11(MBIA
                 Insured)
                 (Escrowed to
                 Maturity)

Montana          Montana Board                    2,005,000   2,187,956                          2,005,000  2,187,956
                 of Investment
                 Payroll Tax
                 (Workers
                 Compensation)
                 6.875% 6/1/20
                 (MBIA
                 Insured)
                 (Escrowed to
                 Maturity)

Montana          Montana Board                    1,255,000   1,369,519                          1,255,000  1,369,519
                 of Investment
                 Payroll Tax
                 (Workers
                 Compensation)
                 6.875% 6/1/20
                 (MBIA
                 Insured)
                 (Escrowed to
                 Maturity)

Montana          Montana Board                    3,870,000   4,223,138                          3,870,000  4,223,138
                 of Investment
                 Payroll Tax
                 (Workers
                 Compensation)
                 6.875% 6/1/20
                 (MBIA
                 Insured)
                 (Escrowed to
                 Maturity)

Nebraska         Douglas                          3,250,000   3,599,375                          3,250,000  3,599,375
                 County Hosp.
                 Auth. #1 Rev.
                 Rfdg.
                 (Immanuel
                 Med. Ctr.,
                 Inc.) 6.90%
                 9/1/11(AMBAC
                 Insured)

Nebraska         Nebraska Pub.                    6,065,000   6,087,744  1,420,000   1,560,225   7,485,000  7,647,969
                 Pwr. Dist.
                 Rev. Rfdg.
                 (Pwr. Supply
                 Sys.) Series
                 B, 5.25%
                 1/1/13
                 (MBIAInsured)

Nebraska         Nebraska Pub.                    5,880,000   5,902,050  4,255,000   4,308,187   10,135,00  10,210,23
                 Pwr. Dist.                                                                      0          7
                 Rev. Rfdg.
                 (Pwr. Supply
                 Sys.) Series
                 C, 5% 1/1/10
                 (MBIA
                 Insured)

Nebraska         Scotts Bluff                     3,000,000   3,258,750  3,450,000   3,475,875   6,450,000  6,734,625
                 County Hosp.
                 Auth. #1
                 Hosp. Rev.
                 Rfdg. (Reg'l.
                 West Med.
                 Ctr.
                 Proj.)6.45%
                 12/15/04

Nevada           Clark County Ind.                                       4,920,000   5,036,850   4,920,000  5,036,850
                 Dev. Rev. Rfdg.
                 (Neveda Pwr. Co.
                 Proj. C) 7.20%
                 10/1/22
                 (AMBACInsured)

New Hampshire    New Hampshire                    2,500,000   2,934,375                          2,500,000  2,934,375
                 Tpk. Sys.
                 Rev. Rfdg.
                 Series A, 7%
                 11/1/06 (FGIC
                 Insured)

New Jersey       Camden County                    1,060,000   1,171,300                          1,060,000  1,171,300
                 Muni. Util.
                 Auth. Swr.
                 Rev. Rfdg. 6%
                 7/15/06 (FGIC
                 Insured)

New Jersey       New Jersey                       1,345,000   1,400,481                          1,345,000  1,400,481
                 Transit Corp.
                 Series A,
                 5.40% 9/1/02
                 (FSA Insured)

New Jersey       New Jersey                       7,800,000   8,521,500                          7,800,000  8,521,500
                 Trans. Trust
                 Fund Auth.
                 Rfdg. (Trans.
                 Sys.) Series
                 A, 6% 6/15/04
                 (AMBACInsured
                 )

New Jersey       New Jersey                       3,000,000   3,525,000                          3,000,000  3,525,000
                 Trans. Trust
                 Fund Auth.
                 Rfdg. (Trans.
                 Sys.) Series
                 B, 6.50%
                 6/15/10
                 (MBIAInsured)

New Jersey       New Jersey Tpk.                                         2,425,000   2,688,719   2,425,000  2,688,719
                 Auth. Tpk. Rev.
                 Rfdg. 10.375%
                 1/1/03 (Escrowed
                 to Maturity)

New Jersey       New Jersey                       3,475,000   3,831,188  1,465,000   1,640,800   4,940,000  5,471,988
                 Wastewtr.
                 Treatment
                 Trust Ref.
                 Series C,
                 6.25% 5/15/04
                 (MBIA
                 Insured)

New Jersey       Passaic                          3,580,000   3,119,075  2,700,000   3,040,875   6,280,000  6,159,950
                 County Util.
                 Auth. Solid
                 Waste Disp.
                 Rev. Rfdg.
                 (Cap.
                 Appreciation)
                 0% 3/1/01
                 (MBIA
                 Insured)

New Mexico       Albuquerque                      2,375,000   2,588,750  1,570,000   1,783,913   3,945,000  4,372,663
                 Arpt. Rev.
                 Series A,
                 6.60% 7/1/16
                 (AMBAC
                 Insured)

New Mexico       Albuquerque                      1,100,000   1,190,750                          1,100,000  1,190,750
                 Arpt. Rev.
                 Rfdg. 6.25%
                 7/1/03 (AMBAC
                 Insured)
                 (AMT)

New Mexico       Albuquerque                      1,700,000   1,963,500                          1,700,000  1,963,500
                 Arpt. Rev.
                 Rdfg. 6.75%
                 7/1/10 (AMBAC
                 Insured)
                 (AMT)

New Mexico       Albuquerque                      1,935,000   2,242,181  5,000,000   5,368,750   6,935,000  7,610,931
                 Arpt. Rev.
                 Rfdg. 6.75%
                 7/1/12 (AMBAC
                 Insured)
                 (AMT)

New Mexico       New Mexico                       5,020,000   5,120,400                          5,020,000  5,120,400
                 Edl.
                 Assistance
                 Foundation
                 Student Loan
                 Rev. Series
                 B, 5.25%
                 4/1/05
                 (AMBACInsured
                 )

New Mexico       New Mexico                       3,400,000   3,761,250  3,000,000   3,082,500   6,400,000  6,843,750
                 Univ. Rev.
                 Rfdg. Series
                 A, 6% 6/1/21

New York         Metropolitan                     2,000,000   2,150,000  6,000,000   6,465,000   8,000,000  8,615,000
                 Trans. Auth.
                 Facs. Rev.
                 SeriesA, 6%
                 7/1/16 (FGIC
                 Insured)

New York         Metropolitan                     2,890,000   3,074,238  3,750,000   3,881,250   6,640,000  6,955,488
                 Trans. Auth.
                 Commuter
                 Facs. Rev.
                 Series A, 6%
                 7/1/21 (FGIC
                 Insured)

New York         Metropolitan                     5,000,000   5,137,500  8,010,000   4,475,588   13,010,00  9,613,088
                 Trans. Auth.                                                                    0
                 Commuter
                 Facs. Rev.
                 Series A,
                 5.625% 7/1/27
                 (MBIA
                 Insured)

New York         Metropolitan                     1,000,000   1,062,500  7,750,000   9,009,375   8,750,000  10,071,87
                 Trans. Auth.                                                                               5
                 Svc. Contract
                 Commuter
                 Facs. Series
                 O, 5.75%
                 7/1/08

New York         Metropolitan                     3,840,000   4,080,000                          3,840,000  4,080,000
                 Trans. Auth.
                 Svc. Contract
                 Commuter
                 Facs. Series
                 O, 5.75%
                 7/1/08

New York         Metropolitan                     7,650,000   8,051,625  1,970,000   1,130,287   9,620,000  9,181,912
                 Trans. Auth.
                 Svc. Contract
                 Commuter
                 Facs. Series
                 O, 5.75%
                 7/1/13

New York         Metropolitan                                            1,800,000   1,320,750   1,800,000  1,320,750
                 Trans. Auth.
                 Trans. Facs. Rev.
                 (Svc. Contract)
                 Series R, 5.50%
                 7/1/07

New York         Metropolitan                     5,000,000   5,612,500  3,315,000   3,600,919   8,315,000  9,213,419
                 Trans. Auth.
                 Transport
                 Facs. Rev.
                 Rfdg. Series
                 K, 6.30%
                 7/1/07
                 (MBIAInsured)

New York         Metropolitan                     3,500,000   3,911,250  3,305,000   3,519,825   6,805,000  7,431,075
                 Trans. Auth.
                 Transport
                 Facs. Rev.
                 Rfdg. Series
                 K, 6.30%
                 7/1/06
                 (MBIAInsured)

New York         Metropolitan                     5,000,000   5,362,500                          5,000,000  5,362,500
                 Trans. Auth.
                 Transport
                 Facs. Rev.
                 Series A,
                 6.10% 7/1/21
                 (FSA Insured)

New York         Metropolitan                     3,430,000   3,580,063  1,915,000   2,010,750   5,345,000  5,590,813
                 Trans. Auth.
                 Transit Facs.
                 Rev. Series
                 A, 5.75%
                 7/1/21 (MBIA
                 Insured)

New York         New York City                    18,750,00   20,367,18  455,000     490,262     19,205,00  20,857,45
                 Muni.                            0           8                                  0          0
                 Assistance
                 Corp. Rfdg.
                 Series E, 6%
                 7/1/04

New York         New York City                    2,140,000   2,324,575  4,000,000   4,130,000   6,140,000  6,454,575
                 Muni.
                 Assistance
                 Corp. Rfdg.
                 Series J, 6%
                 7/1/04

New York         Nassau County                                           2,465,000   2,625,225   2,465,000  2,625,225
                 Gen. Impt. Rfdg.
                 Series A, 6.50%
                 5/1/04 (FGIC
                 Insured)

New York         Nassau County                                           4,390,000   5,772,850   4,390,000  5,772,850
                 Gen. Impt. Rfdg.
                 series A, 6.50%
                 5/1/06 (FGIC
                 Insured)

New York         New York City                    4,940,000   5,384,600                          4,940,000  5,384,600
                 Gen. Oblig.
                 Rfdg. Series
                 H, 7.875%
                 8/1/00

New York         New York City                    2,000,000   2,150,000                          2,000,000  2,150,000
                 Gen. Oblig.
                 Series F,
                 8.10%
                 11/15/99

New York         New York City                    2,000,000   2,100,000                          2,000,000  2,100,000
                 Gen. Oblig.
                 Rfdg. Series
                 B, 5.70%
                 8/15/02

New York         New York City                    2,000,000   2,222,500                          2,000,000  2,222,500
                 Gen. Oblig.
                 Series B,
                 7.50% 2/1/02

New York         New York City                    5,000,000   5,187,500                          5,000,000  5,187,500
                 Gen. Oblig.
                 Rfdg. Series
                 H, 5.50%
                 8/1/01

New York         New York City                    5,000,000   5,587,500  2,325,000   2,673,750   7,325,000  8,261,250
                 Gen. Oblig.
                 Series B,
                 7.50% 2/1/03

New York         New York City                    1,500,000   1,670,625  2,540,000   2,959,100   4,040,000  4,629,725
                 Gen. Oblig.
                 Series B,
                 7.50% 2/1/04

New York         New York City                    4,120,000   4,459,900                          4,120,000  4,459,900
                 Gen. Oblig.
                 Series C,
                 6.40% 8/1/03

New York         New York City                    2,000,000   2,235,000  7,425,000   8,288,156   9,425,000  10,523,15
                 Gen. Oblig.                                                                                6
                 Rfdg. Series
                 A, 7% 8/1/03

New York         New York City                    5,000,000   5,375,000  4,490,000   5,034,412   9,490,000  10,409,41
                 Gen. Oblig.                                                                                2
                 Rfdg. Series
                 A, 6.375%
                 8/1/05

New York         New York City                                           4,000,000   4,515,000   4,000,000  4,515,000
                 Gen. Oblig. Rfdg.
                 Series D, 8%
                 2/1/05

New York         New York City                    3,000,000   3,217,500                          3,000,000  3,217,500
                 Gen. Oblig.
                 Rfdg. Series
                 C, 6.50%
                 8/1/07

New York         New York City                    4,900,000   4,911,564                          4,900,000  4,911,564
                 Gen. Oblig.
                 Series A, 6%
                 8/1/18 (FSA
                 Insured)
                 (Escrowed to
                 Maturity)

New York         New York City                    10,285,00   10,657,83                          10,285,00  10,657,83
                 Gen. Oblig.                      0           1                                  0          1
                 Rfdg. Series
                 E, 5.40%
                 2/15/03

New York         New York City                    3,000,000   3,090,000                          3,000,000  3,090,000
                 Gen. Oblig.
                 Series G,
                 5.40% 2/1/01

New York         New York City                    12,595,00   13,098,80                          12,595,00  13,098,80
                 Gen. Oblig.                      0           0                                  0          0
                 Series G,
                 5.60% 2/1/02

New York         New York City                    3,000,000   3,206,250                          3,000,000  3,206,250
                 Gen. Oblig.
                 Series J, 6%
                 2/15/04

New York         New York City                    3,580,000   3,718,725                          3,580,000  3,718,725
                 Gen. Oblig.
                 Rfdg. Series
                 H, 5.40%
                 8/1/04

New York         New York City                    1,640,000   1,771,200                          1,640,000  1,771,200
                 Gen. Oblig.
                 Series H,
                 6.90% 2/1/01
                 (Escrowed to
                 Maturity)

New York         New York City                    245,000     263,069                            245,000    263,069
                 Gen. Oblig.
                 Series H,
                 6.90% 2/1/01

New York         New York Gen.                    250,000     279,063                            250,000    279,063
                 Oblig. Series
                 A, 7.75%
                 8/17/07

New York         New York City                    1,495,000   1,597,781  6,500,000   7,345,000   7,995,000  8,942,781
                 Gen. Oblig.
                 Series F,
                 6.10% 2/15/02
                 (Escrowed to
                 Maturity)

New York         New York City                    995,000     1,054,700  2,000,000   2,350,000   2,995,000  3,404,700
                 Gen. Oblig.
                 Series F,
                 6.10% 2/15/02

New York         New York City                    5,000       5,225      1,200,000   1,401,000   1,205,000  1,406,225
                 Rfdg. Series
                 B, 5.50%
                 8/15/01(Escro
                 wed to
                 Maturity)

New York         New York Gen.                    395,000     409,813                            395,000    409,813
                 Oblig. Series
                 B, 5.5%
                 8/15/01

New York         New York City                    11,900,00   11,969,37                          11,900,00  11,969,37
                 Gen. Oblig.                      0           7                                  0          7
                 Series L,
                 4.75% 8/1/98

New York         New York City                    1,325,000   1,376,344  1,500,000   1,668,750   2,825,000  3,045,094
                 Muni. Wtr.
                 Fin. Auth.
                 Wtr. & Swr.
                 Sys. Rev.
                 Series B,
                 5.875%
                 6/15/26

New York         New York City                    4,550,000   4,680,813                          4,550,000  4,680,813
                 Trust
                 Cultural
                 Resources
                 Rev.
                 (American
                 Museum of
                 Nat'l.
                 History)Serie
                 s A, 5.65%
                 4/1/27 (MBIA
                 Insured)

New York         New York State                                          7,450,000   7,934,250   7,450,000  7,934,250
                 Dorm. Auth. Rev.
                 (City Univ. Sys.
                 Consolidated)
                 Series D, 7%
                 7/1/09

New York         New York                         7,000,000   8,172,990  10,000,000  11,175,000  17,000,00  19,347,99
                 State Dorm.                                                                     0          0
                 Auth. Rev.
                 (Suffolk
                 County
                 Judicial
                 Facs.) Series
                 A, 9.50%
                 4/15/14

New York         New York                         3,500,000   3,696,875                          3,500,000  3,696,875
                 State Dorm.
                 Auth. Rev.
                 Rfdg. (State
                 Univ. Edl.
                 Facs.) Series
                 A, 5.50%
                 5/15/08

New York         New York                         7,000,000   7,560,000                          7,000,000  7,560,000
                 State Dorm.
                 Auth. Rev.
                 Rfdg. (State
                 Univ. Edl.
                 Facs.) Series
                 A, 5.875%
                 5/15/11

New York         New York                         19,100,00   19,649,12  4,375,000   4,943,750   23,475,00  24,592,87
                 State Dorm.                      0           5                                  0          5
                 Auth. Rev.
                 Rfdg. (State
                 Univ. Edl.
                 Facs.) Series
                 A, 5.50%
                 5/15/13

New York         New York                         3,565,000   3,836,831                          3,565,000  3,836,831
                 State Dorm.
                 Auth. Rev.
                 Rfdg. (State
                 Univ. Edl.
                 Facs.) Series
                 A,5.875%
                 5/15/17

New York         New York                         1,000,000   1,036,250  2,550,000   3,037,687   3,550,000  4,073,937
                 State Dorm.
                 Auth. Rev.
                 Rfdg. (State
                 Univ. Edl.
                 Facs.) Series
                 B, 5.25%
                 5/15/05

New York         New York                         8,000,000   8,110,000                          8,000,000  8,110,000
                 State Dorm.
                 Auth. Rev.
                 Rfdg. (State
                 Univ. Edl.
                 Facs.) Series
                 B, 5.25%
                 5/15/11

New York         New York                         3,000,000   3,322,500                          3,000,000  3,322,500
                 State Dorm.
                 Auth. Rev.
                 Rfdg. (State
                 Univ. Edl.
                 Facs.) Series
                 A, 6.50%
                 5/15/04

New York         New York                         2,465,000   2,622,144                          2,465,000  2,622,144
                 State Dorm.
                 Auth. Rev.
                 (State Univ.
                 Edl. Facs.)
                 5.75% 5/15/09

New York         New York State                                          6,000,000   6,180,000   6,000,000  6,180,000
                 Dorm. Auth. Rev.
                 Rfdg. (Mental
                 Health Svcs.
                 Facs.) Series B,
                 6% 2/15/03

New York         New York                         2,000,000   2,155,000  14,120,000  14,684,800  16,120,00  16,839,80
                 State Envir.                                                                    0          0
                 Facs. Corp.
                 Poll. Cont.
                 Rev. Rfdg.
                 (State Wtr.
                 Revolving
                 Fund)(New
                 York City
                 Muni. Wtr.)
                 Series A,
                 5.75% 6/15/12

New York         New York                         2,000,000   1,202,500                          2,000,000  1,202,500
                 State Local
                 Gov't.
                 Assistance
                 Corp. (Cap.
                 Appreciation)
                 Series A, 0%
                 4/1/08

New York         New York                         5,000,000   3,006,250                          5,000,000  3,006,250
                 State Local
                 Gov't.
                 Assistance
                 Corp. (Cap.
                 Appreciation)
                 Series B, 0%
                 4/1/08

New York         New York                         4,600,000   4,922,000                          4,600,000  4,922,000
                 State Local
                 Gov't.
                 Assistance
                 Corp. Series
                 C, 6.50%
                 4/1/15

New York         New York                         18,140,00   18,752,22                          18,140,00  18,752,22
                 State Local                      0           5                                  0          5
                 Gov't.
                 Assistance
                 Corp. Series
                 B, 6% 4/1/18

New York         New York                         31,600,00   32,311,00                          31,600,00  32,311,00
                 State Local                      0           0                                  0          0
                 Gov't.
                 Assistance
                 Corp. Rfdg.
                 Series C,
                 5.50% 4/1/17

New York         New York                         8,335,000   9,085,150                          8,335,000  9,085,150
                 State Local
                 Gov't.
                 Assistance
                 Corp. Rfdg.
                 Series E, 6%
                 4/1/14

New York         New York                         15,575,00   15,555,53                          15,575,00  15,555,53
                 State Local                      0           1                                  0          1
                 Gov't.
                 Assistance
                 Corp. Rfdg.
                 Series E,
                 5.25% 4/1/16

New York         New York                         11,000,00   11,013,75                          11,000,00  11,013,75
                 State Local                      0           0                                  0          0
                 Gov't.
                 Assistance
                 Corp. Rfdg.
                 Series A,
                 5.375% 4/1/16

New York         New York                         8,500,000   5,896,875                          8,500,000  5,896,875
                 State Tollway
                 Auth. Gen.
                 Rev. (Spl.
                 Oblig.) (Cap.
                 Appreciation)
                 Series A,
                 0%1/1/05

New York         New York                         2,345,000   2,588,294  2,500,000   2,721,875   4,845,000  5,310,169
                 State Thruway
                 Auth. Hwy. &
                 Bridge Trust
                 Fund Series
                 A, 6.25%
                 4/1/04
                 (MBIAInsured)

New York         New York State                                          3,500,000   3,561,250   3,500,000  3,561,250
                 Thruway Auth.
                 Svc. Contract
                 Rev. (Local Hwy.
                 & Bridge) 7.25%
                 1/1/10(Pre-Refun
                 ded to 1/1/01 @
                 102)

New York         New York State                                          3,000,000   3,637,500   3,000,000  3,637,500
                 Tollway Auth. Svc.
                 Contract Rev.
                 (Local Hwy. &
                 Bridge) Series A,
                 6%1/1/05 (MBIA
                 Insured)

New York         New York                         2,300,000   2,423,625  2,000,000   2,332,500   4,300,000  4,756,125
                 State Urban
                 Dev. Corp.
                 Rev. Rfdg.
                 (State Facs.)
                 5.75% 4/1/11

New York         New York State                                          3,780,000   4,502,925   3,780,000  4,502,925
                 Urban Dev. Corp.
                 Rev.
                 Rfdg.(Correctiona
                 l Cap. Facs.)
                 Series A,
                 6.30%1/1/03

New York         Niagara Falls                    500,000     642,500                            500,000    642,500
                 Pub. Impt.
                 7.50% 3/1/18
                 (MBIA
                 Insured)

New York         Suffolk                          3,000,000   3,078,750                          3,000,000  3,078,750
                 County Wtr.
                 Auth.
                 Waterwks.
                 Rev. Rfdg.
                 (Sr, Lien)
                 5.10% 6/1/09
                 (MBIA
                 Insured)

New York         Triborough                       2,325,000   2,752,219                          2,325,000  2,752,219
                 Bridge &
                 Tunnel Auth.
                 Rev.
                 (Convention
                 Ctr. Proj.)
                 Series E,
                 7.25% 1/1/10

New York         Triborough                       3,155,000   2,906,544                          3,155,000  2,906,544
                 Bridge &
                 Tunnel Auth.
                 Rev. (Gen.
                 Purp.) Series
                 A, 4.75%
                 1/1/19

New York         Triborough                       2,075,000   2,023,125                          2,075,000  2,023,125
                 Bridge &
                 Tunnel Auth.
                 Rev. Series
                 A, 5.125%
                 1/1/22

New York         Triborough                       10,100,00   10,554,50  4,370,000   4,621,275   14,470,00  15,175,77
                 Bridge &                         0           0                                  0          5
                 Tunnel Auth.
                 Rev. Rfdg.
                 (Gen. Purp.)
                 Series Y,
                 5.50% 1/1/17

North            North                            2,000,000   2,120,000                          2,000,000  2,120,000
Carolina         Caroline
                 Eastern Muni.
                 Pwr. Agcy.
                 Pwr. Sys.
                 Rev. Rfdg.
                 Series A,
                 6.25% 1/1/03

North            North                            9,000,000   9,483,750                          9,000,000  9,483,750
Carolina         Carolina
                 Eastern Muni.
                 Pwr. Agcy.
                 Pwr. Sys.
                 Rev. Series
                 B, 6% 1/1/05

North Carolina   North Carolina                                          8,035,000   8,547,231   8,035,000  8,547,231
                 Eastern Muni.
                 Pwr. Agcy. Pwr.
                 Sys. Rev. Rfdg.
                 Series B, 7.25%
                 1/1/07

North            North                            20,000,00   22,875,00                          20,000,00  22,875,00
Carolina         Carolina                         0           0                                  0          0
                 Eastern Muni.
                 Pwr. Agcy.
                 Pwr. Sys.
                 Rev. Rfdg.
                 Series B, 7%
                 1/1/08

North            North                            5,000,000   5,693,750  2,500,000   2,687,500   7,500,000  8,381,250
Carolina         Carolina
                 Eastern Muni.
                 Pwr. Agcy.
                 Pwr. Sys.
                 Rev. Rfdg.
                 Series C, 7%
                 1/1/07

North            North                            5,950,000   6,128,500                          5,950,000  6,128,500
Carolina         Carolina
                 Eastern Muni.
                 Pwr. Agcy.
                 Pwr. Sys.
                 Rev. Rfdg.
                 Series C,
                 5.50% 1/1/07

North            North                            4,655,000   4,841,200                          4,655,000  4,841,200
Carolina         Carolina
                 Muni. Pwr.
                 Agcy. #1
                 Catawba Elec.
                 Rev. 5.25%
                 1/1/09 (MBIA
                 Insured)

North Dakota     Mercer County                    3,750,000   4,110,938  2,500,000   2,556,250   6,250,000  6,667,188
                 Poll. Cont.
                 Rev. Rfdg.
                 (Montana-Dako
                 ta Utils. Co.
                 Proj.) 6.65%
                 6/1/22(FGIC
                 Insured)

North Dakota     Mercer County                    5,000,000   6,106,250  5,250,000   5,722,500   10,250,00  11,828,75
                 Poll. Cont.                                                                     0          0
                 Rev. Rfdg.
                 (Antelope
                 Valley
                 Station/Basin
                 Elec. Pwr.
                 Cooper) 7.20%
                 6/30/13
                 (AMBAC
                 Insured)

Ohio             Bedford Hosp.                    935,000     1,024,994  8,425,000   8,414,469   9,360,000  9,439,463
                 Impt. Rev.
                 Rfdg.
                 (Bedford
                 Commty.
                 Hosp.) Series
                 1990, 8.50%
                 5/15/09(Pre-R
                 efunded to
                 5/15/00 @
                 102)

Ohio             Cleveland                                               2,000,000   2,180,000   2,000,000  2,180,000
                 Wtrwks. Rev.
                 Rfdg. (First Mtg.)
                 Series G, 5.50%
                 1/1/21 (MBIA
                 Insured)

Ohio             Euclid City                      1,265,000   1,019,906                          1,265,000  1,019,906
                 School Dist.
                 (Cap.
                 Appreciation)
                 0% 12/1/02,
                 (AMBAC
                 Insured)

Ohio             Euclid City                      1,265,000   972,469                            1,265,000  972,469
                 School Dist.
                 (Cap.
                 Appreciation)
                 0% 12/1/03,
                 (AMBAC
                 Insured)

Ohio             Ohio Hsg.                        7,000,000   7,122,500  5,000,000   5,518,750   12,000,00  12,641,25
                 Fin. Agcy.                                                                      0          0
                 Mtg. Rev.
                 4.95% 9/1/20
                 (AMT)

Ohio             Ohio Hsg.                        1,570,000   1,813,350  2,500,000   2,659,375   4,070,000  4,472,725
                 Fin. Agcy.
                 Mtg. Rev.
                 (Oakleaf-Tole
                 do Apts.
                 Proj.) 10.25%
                 12/20/25,
                 (GNMA Coll.)

Ohio             Ohio Bldg.                       8,500,000   8,000,625  2,500,000   2,725,000   11,000,00  10,725,62
                 Auth. Workers                                                                   0          5
                 Compensation
                 (W. Green
                 Bldg. A)
                 4.75% 4/1/14

Ohio             Ohio Bldg.                       4,000,000   4,180,000                          4,000,000  4,180,000
                 Auth. State
                 Facs. (Adult
                 Correctional)
                 Series A,
                 5.95% 10/1/14
                 (MBIA
                 Insured)

Ohio             Ohio Bldg. Auth.                                        6,000,000   6,457,500   6,000,000  6,457,500
                 Facs.
                 (Administration
                 Bldg. Fund)
                 Series A, 6%
                 10/1/06

Ohio             Ohio Tpk.                        1,250,000   1,295,313                          1,250,000  1,295,313
                 Commission
                 Tpk. Rev.
                 Series A,
                 5.60% 2/15/12
                 (MBIA
                 Insured)

Ohio             Ohio Tpk.                        2,750,000   2,866,875                          2,750,000  2,866,875
                 Commission
                 Tpk. Rev.
                 Series A,
                 5.70% 2/15/13
                 (MBIA
                 Insured)

Ohio             Ohio Tpk.                        5,000,000   5,187,500                          5,000,000  5,187,500
                 Commission
                 Tpk. Rev.
                 Series A,
                 5.70% 2/15/17
                 (MBIA
                 Insured)

Ohio             Ohio Wtr.                        1,000,000   1,067,500  2,375,000   2,746,094   3,375,000  3,813,594
                 Dev. Auth.
                 Rev. Rfdg.
                 (Impt. Pure
                 Wtr. 5.75%
                 6/1/06 (MBIA
                 Insured)

Ohio             Ohio Wtr. Dev.                                          3,650,000   4,174,687   3,650,000  4,174,687
                 Auth. Rev. Fresh
                 Wtr. Series,
                 6.25% 6/1/02
                 (AMBAC Insured)

Ohio             Ohio Wtr. Dev.                                          10,000,000  10,162,500  10,000,00  10,162,50
                 Auth. Poll. Cont.                                                               0          0
                 Facs. Rev. (Wtr.
                 Cont. Loan Fund)
                 State Match
                 Series, 6.50%
                 6/1/03 (MBIA
                 Insured)

Oregon           Multnomah                                               10,000,000  10,037,500  10,000,00  10,037,50
                 County School                                                                   0          0
                 Dist. #3 (Park
                 Rose) 7% 12/1/04
                 (FGIC Insured)

Oregon           Oregon Health                    1,750,000   1,885,625  3,245,000   3,557,331   4,995,000  5,442,956
                 Hsg. Edl. &
                 Cultural
                 Facs. Auth.
                 Rev. Rfdg.
                 (Lewis &
                 Clark
                 College)Serie
                 s A, 6%
                 10/1/13 (MBIA
                 Insured)

Oregon           Oregon Health                    1,000,000   1,068,750                          1,000,000  1,068,750
                 Hsg. Edl. &
                 Cultural
                 Facs. Auth.
                 Rev. Rfdg.
                 (Lewis &
                 Clark
                 College)Serie
                 s A, 6.125%
                 10/1/24 (MBIA
                 Insured)

Oregon           Port Morrow                      385,000     437,456                            385,000    437,456
                 Poll. Cont.
                 Rev. Rfdg.
                 (Pacific
                 Northwest)
                 Series A, 8%
                 7/15/11

Oregon           Port Morrow                      155,000     158,891                            155,000    158,891
                 Poll. Cont.
                 Rev. Rfdg.
                 (Pacific
                 Northwest)
                 Series A, 8%
                 7/15/98

Oregon           Port Morrow                      175,000     185,719                            175,000    185,719
                 Poll. Cont.
                 Rev. Rfdg.
                 (Pacific
                 Northwest)
                 Series A, 8%
                 7/15/99

Oregon           Port Morrow                      385,000     437,456                            385,000    437,456
                 Poll. Cont.
                 Rev. Rfdg.
                 (Pacific
                 Northwest)
                 Series A, 8%
                 7/15/06

Oregon           Port Morrow                      430,000     488,588                            430,000    488,588
                 Poll. Cont.
                 Rev. Rfdg.
                 (Pacific
                 Northwest)
                 Series A, 8%
                 7/15/07

Oregon           Port Morrow                      480,000     545,400                            480,000    545,400
                 Poll. Cont.
                 Rev. Rfdg.
                 (Pacific
                 Northwest)
                 Series A, 8%
                 7/15/08

Oregon           Port Morrow                      540,000     613,575                            540,000    613,575
                 Poll. Cont.
                 Rev. Rfdg.
                 (Pacific
                 Northwest)
                 Series A, 8%
                 7/15/09

Oregon           Port Morrow                      605,000     687,431                            605,000    687,431
                 Poll. Cont.
                 Rev. Rfdg.
                 (Pacific
                 Northwest)
                 Series A, 8%
                 7/15/10

Oregon           Portland                         1,385,000   1,483,681                          1,385,000  1,483,681
                 Series B, 7%
                 6/1/00

Oregon           Portland                         1,480,000   1,620,600                          1,480,000  1,620,600
                 Series B, 7%
                 6/1/01

Oregon           Portland Swr.                    2,000,000   2,032,500  3,250,000   3,306,875   5,250,000  5,339,375
                 Sys. Rev.
                 Rfdg. Series
                 A, 5.25%
                 3/1/10

Oregon           Portland Swr.                    1,875,000   2,071,875                          1,875,000  2,071,875
                 Sys. Rev.
                 Series A,
                 6.25% 6/1/15
                 (Pre-Refunded
                 to 6/1/04 @
                 101)

Pennsylvania     Allegheny                        10,040,00   9,688,600  6,500,000   6,118,125   16,540,00  15,806,72
                 County Hosp.                     0                                              0          5
                 Dev. Auth.
                 (Univ. of
                 Pittsburg
                 Med. Ctr.)
                 Series B,
                 5.125% 7/1/22
                 (MBIA
                 Insured)

Pennsylvania     Butler County                    5,000,000   5,493,750                          5,000,000  5,493,750
                 Hosp. Auth.
                 Hosp. Rev.
                 (North Hills
                 Passavant
                 Hosp.) Series
                 A,
                 6.80%6/1/06
                 (FSA Insured)
                 (Pre-Refunded
                 to 6/1/01 @
                 102)

Pennsylvania     Cumberland                       4,600,000   4,950,750  1,750,000   1,922,812   6,350,000  6,873,562
                 County Muni.
                 Auth. Rev.
                 Rfdg. (1st.
                 Mtg.-Carlisle
                 Hosp. &
                 Health)
                 6.80%11/15/23

Pennsylvania     Delaware                         9,050,000   9,570,375                          9,050,000  9,570,375
                 County Ind.
                 Dev. Auth.
                 Rev. Rfdg.
                 (Resource
                 Recovery
                 Fac.) Series
                 A,
                 6.10%7/1/13

Pennsylvania     Northumberlan                    11,830,00   5,190,413                          11,830,00  5,190,413
                 d County                         0                                              0
                 Auth.
                 Commonwealth
                 Lease Rev.
                 (Correctional
                 Facs.)
                 (Cap.Apprecia
                 tion) 0%
                 10/15/13
                 (MBIA
                 Insured)

Pennsylvania     Pennsylvania                     10,000,00   10,775,00                          10,000,00  10,775,00
                 Hsg. Fin.                        0           0                                  0          0
                 Agcy. Single
                 Family Mtg.
                 Series 44C,
                 6.65% 10/1/21
                 (AMT)

Pennsylvania     Pennsylvania                                            1,860,000   2,011,125   1,860,000  2,011,125
                 Hsg. Fin. Agcy.
                 Rev. Rfdg. (Single
                 Family Mtg.)
                 Series 54A,
                 5.375%10/1/28
                 (AMT)

Pennsylvania     Philadelphia                                            7,670,000   8,236,569   7,670,000  8,236,569
                 Graduated Hlth.
                 7% 7/1/05

Pennsylvania     Philadelphia                     3,000,000   2,966,250  1,975,000   2,157,687   4,975,000  5,123,937
                 Wtr. &
                 Wastewtr.
                 Rev. Rfdg. 5%
                 6/15/12 (FGIC
                 Insured)

Pennsylvania     Philadelphia                     2,000,000   2,257,500  2,790,000   3,348,000   4,790,000  5,605,500
                 Wtr. &
                 Wastewtr.
                 Rev. 6.75%
                 8/1/04 (MBIA
                 Insured)

Pennsylvania     Philadelphia                     1,500,000   1,706,250  2,940,000   3,248,700   4,440,000  4,954,950
                 Wtr. &
                 Wastewtr.
                 Rev. 6.75%
                 8/1/05 (MBIA
                 Insured)

Pennsylvania     Philadelphia                                            5,500,000   5,396,875   5,500,000  5,396,875
                 Hosp. & Higher
                 Ed. Facs. Auth.
                 Hosp. Rev. Rfdg.
                 (Pennsylvania
                 Hosp.)5.35%
                 7/1/99

Pennsylvania     Philadelphia                     4,405,000   4,531,644                          4,405,000  4,531,644
                 Hosp. &
                 Higher Ed.
                 Facs.
                 Auth.Hosp.
                 Rev. Rfdg.
                 (Pennsylvania
                 Hosp.) 5.70%
                 7/1/01

Pennsylvania     Philadelphia                     250,000     261,563                            250,000    261,563
                 Muni. Auth.
                 Rev. Rfdg.
                 Lease Series
                 D, 6% 7/15/03

Pennsylvania     Philadelphia                     4,000,000   4,220,000                          4,000,000  4,220,000
                 Muni. Auth.
                 Rev. Rfdg.
                 Series D,
                 6.125%
                 7/15/08

Pennsylvania     Pittsburgh                       3,900,000   2,851,875                          3,900,000  2,851,875
                 Wtr. & Swr.
                 Auth. Wtr. &
                 Swr. Sys.
                 Rev. Rfdg.
                 (Cap.
                 Appreciation)
                 Series A,0%
                 9/1/04 (FGIC
                 Insured)
                 (Escrowed to
                 Maturity)

Pennsylvania     Pittsburgh                       10,000,00   9,387,500                          10,000,00  9,387,500
                 Wtr. & Swr.                      0                                              0
                 Auth. Wtr. &
                 Swr. Sys.
                 Rev. Rfdg.
                 Series A,
                 4.75% 9/1/16
                 (FGICInsured)

Pennsylvania     Wyoming Ind.                     4,300,000   4,558,000                          4,300,000  4,558,000
                 Dev. Auth.
                 Poll. Cont.
                 Rev. Rfdg.
                 (Proctor &
                 Gamble Paper
                 Proj.)
                 5.55%5/1/10

Rhode Island     Rhode Island                     2,645,000   2,820,231                          2,645,000  2,820,231
                 Depositors
                 Econ.
                 Protection
                 Corp. Spl.
                 Oblig. Rfdg.
                 Series A,
                 5.75%8/1/12
                 (MBIA
                 Insured)

South Carolina   Charlston County                                        980,000     1,008,175   980,000    1,008,175
                 Gen. Oblig. Unltd.
                 Tax 6% 6/1/13

South            Piedmont                         1,135,000   1,201,681                          1,135,000  1,201,681
Carolina         Muni. Pwr.
                 Agcy. Elec.
                 Rev. Rfdg.
                 5.50% 1/1/10
                 (MBIA
                 Insured)
                 (Escrowed
                 toMaturity)

South            Piedmont                         1,455,000   1,531,388                          1,455,000  1,531,388
Carolina         Muni. Pwr.
                 Agcy. Elec.
                 Rev. Rfdg.
                 5.50% 1/1/10
                 (MBIA
                 Insured)

South            Piedmont                         2,295,000   2,461,388                          2,295,000  2,461,388
Carolina         Muni. Pwr.
                 Agcy. Elec.
                 Rev. Rfdg.
                 5.60% 1/1/09
                 (MBIA
                 Insured)
                 (Escrowed
                 toMaturity)

South            Piedmont                         2,945,000   3,140,106  2,000,000   2,252,500   4,945,000  5,392,606
Carolina         Muni. Pwr.
                 Agcy. Elec.
                 Rev. Rfdg.
                 5.60% 1/1/09
                 (MBIA
                 Insured)

South            Piedmont                         4,625,000   4,711,719  2,000,000   2,247,500   6,625,000  6,959,219
Carolina         Muni. Pwr.
                 Agcy. Elec.
                 Rev. Rfdg.
                 Series B,
                 5.25% 1/1/11
                 (MBIA
                 Insured)

South            South                            8,775,000   9,455,063  1,200,000   1,205,652   9,975,000  10,660,71
Carolina         Carolina Ed.                                                                               5
                 Assistance
                 Auth. Rev.
                 (Student
                 Loan) 6.625%
                 9/1/06 (AMT)

South            South                            3,750,000   3,984,375  1,335,000   1,353,356   5,085,000  5,337,731
Carolina         Carolina Pub.
                 Svc. Auth.
                 Rev. Rfdg.
                 Series A,
                 6.375% 7/1/21
                 (AMBAC
                 Insured)

South            South                            3,665,000   4,068,150                          3,665,000  4,068,150
Carolina         Carolina Pub.
                 Svc. Auth.
                 Rev. Rfdg.
                 Series A,
                 6.25% 2/1/06
                 (MBIA
                 Insured)

South            South                            200,000     227,000                            200,000    227,000
Carolina         Carolina Pub.
                 Svc. Auth.
                 Rev. Rfdg.
                 Series A,
                 6.50% 1/1/08
                 (MBIA
                 Insured)

South Dakota     Spearfish                        1,500,000   1,670,625                          1,500,000  1,670,625
                 School Dist.
                 #40-2 Unltd.
                 Tax (Lawrence
                 County) 7.30%
                 7/1/11
                 (Pre-Refunded
                 to 7/1/01 @
                 102)

Tennessee        Johnson City                     5,335,000   5,274,981                          5,335,000  5,274,981
                 Elec. Rev.
                 5.15% 5/1/23
                 (MBIA
                 Insured)

Tennessee        Memphis-Shelb                    1,415,000   1,574,188                          1,415,000  1,574,188
                 y County
                 Arpt. Auth.
                 Arpt. Rev.
                 Rfdg. Series
                 A, 6.25%
                 2/15/11 (MBIA
                 Insured)

Tennessee        Shelby County                    3,000,000   3,371,250                          3,000,000  3,371,250
                 Gen. Oblig.
                 Rfdg. Series
                 A, 6.75%
                 4/1/04

Tennessee        Tennessee                        2,355,000   2,658,206                          2,355,000  2,658,206
                 Gen. Oblig.
                 Series A, 7%
                 3/1/03

Texas            Allen                            2,120,000   1,597,950  3,000,000   3,195,000   5,120,000  4,792,950
                 Independent
                 School Dist.
                 Rfdg. (Cap.
                 Appreciation)
                 0% 2/15/04
                 (PSF
                 Guaranteed)

Texas            Allen                            2,120,000   1,515,800                          2,120,000  1,515,800
                 Independent
                 School Dist.
                 Rfdg. (Cap.
                 Appreciation)
                 0% 2/15/05
                 (PSF
                 Guaranteed)

Texas            Austin Gen.                      2,000,000   1,943,720                          2,000,000  1,943,720
                 Oblig. Rfdg.
                 (Pub. Impt.)
                 (Cap.
                 Appreciation)
                 Series B, 0%
                 9/1/98
                 (MBIAInsured)

Texas            Austin                           500,000     565,625    1,500,000   1,291,875   2,000,000  1,857,500
                 Independent
                 School Dist.
                 School Bldg.
                 8.125% 8/1/01
                 (PSF
                 Guaranteed)
                 (Escrowedto
                 Maturity)

Texas            Austin                           2,100,000   1,711,500  7,820,000   6,871,825   9,920,000  8,583,325
                 Independent
                 School Dist.
                 Rfdg. (Cap.
                 Appreciation)
                 0% 8/1/02
                 (PSF
                 Guaranteed)

Texas            Austin Util.                     4,000,000   3,375,000                          4,000,000  3,375,000
                 Sys. Rev.
                 Rfdg. (Cap.
                 Appreciation)
                 Series A, 0%
                 11/15/01
                 (MBIA
                 Insured)

Texas            Austin Util.                     3,895,000   2,283,444                          3,895,000  2,283,444
                 Sys. Rev.
                 Rfdg. Series
                 A, 0%
                 11/15/08,
                 (MBIA
                 Insured)

Texas            Austin Util.                     4,000,000   2,210,000                          4,000,000  2,210,000
                 Sys. Rev.
                 (Capital
                 Appreciation)
                 0% 11/15/09,
                 (AMBAC
                 Insured)

Texas            Brazos River                     6,400,000   6,604,992                          6,400,000  6,604,992
                 Auth. Poll.
                 Cont. Rev.
                 (Texas Utils.
                 Elec. Co.)
                 Series A,
                 9.25%
                 3/1/18(AMT)

Texas            Cedar Hill                       1,575,000   876,094                            1,575,000  876,094
                 Independent
                 School Dist.
                 Rfdg. (Cap.
                 Appreciation)
                 0% 8/15/09
                 (PSFGuarantee
                 d)

Texas            Conroe                           1,360,000   875,500                            1,360,000  875,500
                 Independent
                 School Dist.
                 Rfdg. (Cap.
                 Appreciation)
                 0% 2/15/07
                 (PSF
                 Guaranteed)

Texas            Conroe                           3,000,000   1,826,250                          3,000,000  1,826,250
                 Independent
                 School Dist.
                 Rfdg. (Cap.
                 Appreication)
                 0% 2/15/08
                 (PSF
                 Guaranteed)

Texas            Conroe                           1,805,000   972,444                            1,805,000  972,444
                 Independent
                 School Dist.
                 Rfdg. (Cap.
                 Appreciation)
                 0% 2/15/10
                 (PSF
                 Guaranteed)

Texas            Conroe                           1,500,000   763,125                            1,500,000  763,125
                 Independent
                 School Dist.
                 Rfdg. (Cap.
                 Appreciation)
                 0% 2/15/11
                 (PSF
                 Guaranteed)

Texas            Corpus                           1,535,000   1,310,506                          1,535,000  1,310,506
                 Christi
                 Independent.
                 School Dist.
                 Rfdg. (Cap.
                 Appreciation)
                 0% 8/15/01
                 (PSF
                 Guanteed)

Texas            Corpus                           2,165,000   1,761,769                          2,165,000  1,761,769
                 Christi
                 Independent.
                 School Dist.
                 Rfdg. 0%
                 8/15/02 (PSF
                 Guaranteed)

Texas            Cypress-Fairb                    4,250,000   3,208,750                          4,250,000  3,208,750
                 anks
                 Independent
                 School Dist.
                 Rfdg. Unltd.
                 Tax (Cap.
                 Appreciation)
                 0%2/1/04 (PSF
                 Guaranteed)

Texas            Cypress-Fairb                    5,000,000   2,400,000                          5,000,000  2,400,000
                 anks
                 Independent
                 School Dist.
                 Rfdg. Unltd.
                 Tax (Cap.
                 Appreciation)
                 Series A, 0%
                 2/15/12 (PSF
                 Guaranteed)

Texas            Dallas-Fort                      2,295,000   2,590,481                          2,295,000  2,590,481
                 Worth Reg'l.
                 Arpt. Rev.
                 Rfdg. (Joint
                 Dallas/Fort
                 Worth Int'l.
                 Arpt.)
                 6.50%11/1/05
                 (FGIC
                 Insured)

Texas            Dallas Gen.                      5,115,000   4,072,819  3,125,000   3,024,250   8,240,000  7,097,069
                 Oblig. Rfdg.
                 (Cap.
                 Appreciation)
                 0% 2/15/03

Texas            Dallas Gen.                      2,500,000   2,759,375                          2,500,000  2,759,375
                 Oblig. Ref.
                 (Dallas
                 Denton &
                 Collin Co.)
                 6.50% 2/15/03

Texas            Dallas Gen.                      2,400,000   2,244,000                          2,400,000  2,244,000
                 Oblig. 4.50%
                 2/15/14

Texas            Dallas Hsg.                      1,100,000   1,157,750  3,000,000   4,046,250   4,100,000  5,204,000
                 Corp. Cap.
                 Prog. Rev.
                 Rfdg.
                 (Section 8
                 Assorted
                 Projs.) 7.70%
                 8/1/05

Texas            Dallas Hsg.                      1,000,000   1,056,250  1,115,000   1,319,881   2,115,000  2,376,131
                 Corp. Cap.
                 Prog. Rev.
                 Rfdg.
                 (Section 8
                 Assorted
                 Projs.) 7.85%
                 8/1/13

Texas            Dallas                           3,300,000   2,074,875  2,405,000   2,889,006   5,705,000  4,963,881
                 Independent
                 School Dist.
                 Rfdg. (Cap.
                 Appreciation)
                 0% 8/15/07
                 (PSF
                 Guaranteed)

Texas            El Paso                          1,000,000   1,023,750                          1,000,000  1,023,750
                 Int'l. Arpt.
                 Rev. 5.12%
                 8/15/04 (FGIC
                 Insured)
                 (AMT)

Texas            El Paso Prop.                    1,060,000   1,154,075                          1,060,000  1,154,075
                 Fin. Auth.
                 Single Family
                 Mtg. Rev.
                 Series A,
                 8.70%
                 12/1/18,
                 (GNMA Coll.)
                 (AMT)

Texas            Garland                          5,000,000   4,193,750                          5,000,000  4,193,750
                 Independent
                 School Dist.
                 Series A, 4%
                 2/15/17

Texas            Grapevine-Col                    2,580,000   1,715,700                          2,580,000  1,715,700
                 leyville
                 Indpt. School
                 Dist. Rfdg.
                 (Cap.
                 Appreciation)
                 0%
                 8/15/06(PSF
                 Guaranteed)

Texas            Houston Gen.                                            9,800,000   5,965,750   9,800,000  5,965,750
                 Oblig. Rfdg.
                 Series C, 5.75%
                 4/1/12

Texas            Houston                          6,400,000   3,176,000                          6,400,000  3,176,000
                 Independent.
                 School Dist.
                 Rfdg. Series
                 A, 0% 8/15/11
                 (PSF
                 Guaranteed)

Texas            Irving                           5,520,000   4,816,200  2,975,000   3,681,563   8,495,000  8,497,763
                 Independent
                 School Dist.
                 0% 2/15/01

Texas            Katy Indpt.                      4,170,000   2,069,363  6,515,000   7,247,938   10,685,00  9,317,301
                 School Dist.                                                                    0
                 Rfdg. 0%
                 8/15/11 (PSF
                 Guaranteed)

Texas            Katy                             2,450,000   1,577,188                          2,450,000  1,577,188
                 Independent
                 School Dist.
                 Rfdg. Ltd.
                 Tax (Cap.
                 Appreciation)
                 Series A, 0%
                 2/15/07(PSF
                 Guaranteed)

Texas            Leander                          300,000     370,875    12,285,000  8,768,419   12,585,00  9,139,294
                 Independant                                                                     0
                 School Dist.
                 Unltd. Tax
                 7.50%
                 8/15/08, (PSF
                 Guaranteed)

Texas            Lower                            6,000,000   6,187,500  10,000,000  6,450,000   16,000,00  12,637,50
                 Colorado                                                                        0          0
                 River Auth.
                 Rev. Refdg.
                 5.25% 1/1/05

Texas            Lower                            6,000,000   6,172,500                          6,000,000  6,172,500
                 Colorado
                 River Auth.
                 Rev. Rfdg.
                 (Jr. Lien-4th
                 Supplement)
                 5.25% 1/1/15
                 (Escrowed to
                 Maturity)

Texas            Lower                            3,000,000   1,751,250                          3,000,000  1,751,250
                 Colorado
                 River Auth.
                 Rev. Priority
                 Rfdg. (Cap.
                 Appreciation)
                 0% 1/1/09
                 (MBIAInsured)
                 (Escrowed to
                 Maturity)

Texas            Lower Neches                     9,500,000   10,260,00  5,000,000   5,606,250   14,500,00  15,866,25
                 Valley Auth.                                 0                                  0          0
                 Ind. Dev.
                 Corp. Envir.
                 Rev. (Mobil
                 Oil Refining
                 Corp. Proj.)
                 6.35% 4/1/26
                 (AMT)

Texas            Lower Neches                     35,455,00   38,380,03  6,000,000   6,487,500   41,455,00  44,867,53
                 Valley Auth.                     0           8                                  0          8
                 Ind. Dev.
                 Corp. Swr.
                 Facs. Rev.
                 (Mobil Oil
                 Refining
                 Corp.Proj.)
                 6.40% 3/1/30
                 (AMT)

Texas            Midlothian                       1,935,000   1,245,656                          1,935,000  1,245,656
                 Indpt. School
                 Dist. Rfdg.
                 (Cap.
                 Appreciation)
                 0% 2/15/07
                 (PSF
                 Guaranteed)

Texas            Midlothian                       1,525,000   821,594                            1,525,000  821,594
                 Indpt. School
                 Dist. Rfdg.
                 (Cap.
                 Appreciation)
                 0% 2/15/10
                 (PSF
                 Guaranteed)

Texas            Port Arthur                      755,000     823,894                            755,000    823,894
                 Hsg. Fin.
                 Corp. Single
                 Family Mtg.
                 Rev. Rfdg.
                 8.70% 3/1/12

Texas            Port Dev.                        1,000,000   1,055,000  3,000,000   3,266,250   4,000,000  4,321,250
                 Corp. Ind.
                 Dev. Rev.
                 Rfdg.
                 (Cargill,
                 Inc. Proj.)
                 7.70% 3/1/07

Texas            Round Rock                       5,000,000   2,625,000                          5,000,000  2,625,000
                 Indpt. School
                 Dist. Rfdg. &
                 School Bldg.
                 0% 8/15/10
                 (MBIA
                 Insured)

Texas            Round Rock                       2,000,000   1,745,000                          2,000,000  1,745,000
                 Independent
                 School Dist.
                 Rfdg. 0%
                 2/15/01 (PSF
                 Guaranteed)

Texas            Round Rock                       1,300,000   1,503,125                          1,300,000  1,503,125
                 Independent
                 School Dist.
                 Series A,
                 7.50% 8/1/03
                 (PSF
                 Guaranteed)

Texas            Round Rock                       1,025,000   1,145,438                          1,025,000  1,145,438
                 Independent
                 School Dist.
                 6.50% 8/1/04
                 (PSF
                 Guaranteed)

Texas            San Antonio                      5,850,000   4,175,438                          5,850,000  4,175,438
                 Elec. & Gas
                 Rev. Rfdg.
                 (Cap.
                 Appreciation)
                 Series A, 0%
                 2/1/05
                 (AMBACInsured
                 )

Texas            San Antonio Elec.                                       4,200,000   3,512,250   4,200,000  3,512,250
                 & Gas Rev. Rfdg.
                 (Cap.
                 Appreciation)
                 Series 1991 B,
                 0% 2/1/05
                 (FGICInsured)

Texas            San Antonio Elec.                                       4,000,000   4,795,000   4,000,000  4,795,000
                 & Gas Rev. Rfdg.
                 (Cap.
                 Appreciation)
                 Series B, 0%
                 2/1/07
                 (FGICInsured)

Texas            San Antonio                      4,340,000   2,647,400                          4,340,000  2,647,400
                 Elec. & Gas
                 Rev. Rfdg.
                 (Cap.
                 Appreciation)
                 Series B, 0%
                 2/1/08
                 (FGICInsured)

Texas            San Antonio                      2,000,000   1,150,000                          2,000,000  1,150,000
                 Elec. & Gas
                 Rev. Rfdg.
                 (Cap.
                 Appreciation)
                 Series B, 0%
                 2/1/09, (FGIC
                 Insured)

Texas            San Antonio                      300,000     336,375                            300,000    336,375
                 Elec. & Gas
                 Rev. Rfdg.
                 Series 95,
                 6.375% 2/1/06

Texas            San Antonio                      6,500,000   6,678,750                          6,500,000  6,678,750
                 Elec. & Gas
                 Rev. Rfdg.
                 5.25% 2/1/10

Texas            San Antonio                      585,000     598,894                            585,000    598,894
                 Elec. & Gas
                 Rev. Series
                 B, 6% 2/1/14

Texas            San Antonio                      12,010,00   12,400,32                          12,010,00  12,400,32
                 Elec. & Gas                      0           5                                  0          5
                 Rev. 5.75%
                 2/1/11

Texas            San Antonio                      5,500,000   2,117,500  2,000,000   2,220,000   7,500,000  4,337,500
                 Wtr. Rev.
                 (Cap.
                 Appreciation)
                 0% 5/1/12
                 (AMBAC
                 Insured)
                 (Pre-Refunded
                 to5/1/00 @
                 42.652)

Texas            Spring Branch                                           4,705,000   5,010,825   4,705,000  5,010,825
                 Independent
                 School Dist. Rev.
                 Rfdg. 6.50%
                 2/1/04 (PSF
                 Guaranteed)

Texas            Spring Branch                    5,725,000   4,100,531                          5,725,000  4,100,531
                 Indpt. School
                 Dist. Rfdg.
                 0% 2/1/05

Texas            Spring Branch                    5,710,000   3,897,075  8,140,000   9,839,225   13,850,00  13,736,30
                 Independent                                                                     0          0
                 School Dist.
                 Rfdg. (Cap.
                 Appreciation)
                 0% 2/1/06
                 (PSFGuarantee
                 d)

Texas            Spring                           2,500,000   2,465,625                          2,500,000  2,465,625
                 Independent
                 School Dist.
                 4.875%
                 8/15/10 (PSF
                 Guaranteed)

Texas            Spring                           $3,000,00   $2,497,50                          3,000,000  2,497,500
                 Independent                      0           0
                 School Dist.
                 Rfdg. (Cap.
                 Appreciation)
                 0% 2/15/02
                 (PSF
                 Guaranteed)

Texas            Texarkana                        1,750,000   1,898,750                          1,750,000  1,898,750
                 Health Facs.
                 Dev. Corp.
                 Hosp. Rev.
                 (Wadley
                 Reg'l. Med.
                 Ctr. Proj.)
                 7% 10/1/05
                 (MBIA
                 Insured)

Texas            Texas A&M                        3,850,000   4,100,250                          3,850,000  4,100,250
                 Univ.
                 Permament
                 Univ. Fund
                 Rfdg. 5.50%
                 7/1/04

Texas            Texas Muni.                      1,000,000   733,750    5,000,000   5,550,000   6,000,000  6,283,750
                 Pwr. Agcy.
                 Rev. Rfdg.
                 (Cap.
                 Appreciation)
                 0% 9/1/04
                 (AMBAC
                 Insured)

Texas            Texas Muni.                      13,000,00   9,035,000                          13,000,00  9,035,000
                 Pwr. Agcy.                       0                                              0
                 Rev. Rfdg.
                 (Cap.
                 Appreciation)
                 0% 9/1/05
                 (AMBAC
                 Insured)

Texas            Texas Gen.                       2,500,000   2,740,625                          2,500,000  2,740,625
                 Oblig. Rfdg.
                 (Veterans
                 Land) 7.40%
                 12/1/20

Texas            Texas Gen.                       3,000,000   3,026,250                          3,000,000  3,026,250
                 Oblig. Series
                 B, 5.25%
                 10/1/13

Texas            Texas Pub.                       9,420,000   8,007,000                          9,420,000  8,007,000
                 Fin. Auth.
                 Rfdg. (Cap.
                 Appreciation)
                 Series A, 0%
                 10/1/01
                 (AMBAC
                 Insured)

Texas            Texas College                    2,350,000   2,458,688                          2,350,000  2,458,688
                 Student Loan
                 Gen. Oblig.
                 5.80% 8/1/05
                 (AMT)

Texas            Texas Pub.                       4,000,000   4,390,000                          4,000,000  4,390,000
                 Fin. Auth.
                 Rfdg. Series
                 C, 6% 10/1/05

Texas            Univ. of                         1,170,000   1,278,225                          1,170,000  1,278,225
                 Texas Univ.
                 Revs. Rfdg.
                 (Fing. Sys.)
                 Series A, 6%
                 8/15/04

Texas            Univ. of                         1,000,000   1,097,500  3,000,000   3,228,750   4,000,000  4,326,250
                 Texas Univ.
                 Revs. Rfdg.
                 (Fing. Sys.)
                 Series A, 6%
                 8/15/05

Texas            Winters                          500,000     600,000    4,900,000   3,595,375   5,400,000  4,195,375
                 Wtrwks. &
                 Swr. Sys.
                 Rev. Rfdg.
                 8.50% 8/1/17,
                 (Pre-Refunded
                 to 8/1/03 @
                 100)

Utah             Intermountain                    1,660,000   1,757,525                          1,660,000  1,757,525
                 Pwr. Agcy.
                 Pwr. Supply
                 Sys. Rev.
                 Rfdg. Series
                 G, 0% 7/1/12
                 (Pre-Refunded
                 to1/1/03 @
                 101) stepped
                 coupon

Utah             Intermountain                    4,435,000   3,974,869                          4,435,000  3,974,869
                 Pwr. Agcy.
                 Pwr. Supply
                 Sys. Rev.
                 Rfdg. (Cap.
                 Appreciation)
                 Series B, 0%
                 7/1/00 (MBIA
                 Insured)

Utah             Intermountain                                           5,000,000   4,931,250   5,000,000  4,931,250
                 Pwr. Agcy. Pwr.
                 Supply Sys. Rev.
                 Rfdg. Spl. Oblig.
                 Sixth Series B,
                 6%7/1/16 (MBIA
                 Insured)

Utah             Intermountain                    6,200,000   5,983,000  3,000,000   3,138,750   9,200,000  9,121,750
                 Pwr. Agcy.
                 Pwr. Supply
                 Sys. Rev.
                 Rfdg. Series
                 D, 5% 7/1/21
                 (MBIA
                 Insured)

Utah             Intermountain                    3,100,000   3,561,125                          3,100,000  3,561,125
                 Pwr. Agcy.
                 Pwr. Supply
                 Sys. Rev.
                 Rfdg. Series
                 A, 6.50%
                 7/1/08
                 (AMBACInsured
                 )

Utah             Intermountain                    5,000,000   5,350,000  6,150,000   6,649,687   11,150,00  11,999,68
                 Pwr. Agcy.                                                                      0          7
                 Pwr. Supply
                 Sys. Rev.
                 Rfdg. Series
                 A, 6% 7/1/16
                 (AMBAC
                 Insured)

Utah             Intermountain                    1,000,000   1,155,000  7,325,000   8,670,969   8,325,000  9,825,969
                 Pwr. Agcy.
                 Pwr. Supply
                 Sys. Rev.
                 Rfdg. Series
                 A, 6.50%
                 7/1/11,
                 (AMBAC
                 Insured)

Utah             Intermountain                    18,000,00   18,787,50                          18,000,00  18,787,50
                 Pwr. Agcy.                       0           0                                  0          0
                 Pwr. Supply
                 Sys. Rev.
                 Rfdg. Series
                 B, 5.75%
                 7/1/16
                 (MBIAInsured)

Utah             Utah Hsg.                        355,000     390,944                            355,000    390,944
                 Fin. Agcy.
                 (Single
                 Family Mtg.)
                 Series G,
                 9.25% 7/1/19,
                 (FHA
                 Guaranteed)*

Vermont          Vermont Ind.                     2,350,000   2,564,438  4,230,000   4,795,763   6,580,000  7,360,201
                 Dev. Auth.
                 Ind. Dev.
                 Rev.
                 (Radisson
                 Hotel) Series
                 B-1, 7.75%
                 11/15/15

Vermont          Vermont Muni.                    3,000,000   3,232,500                          3,000,000  3,232,500
                 Bond Bank
                 Series B,
                 7.20% 12/1/20
                 (Pre-Refunded
                 to 12/1/99 @
                 102)

Virginia         Fairfax                          3,700,000   3,945,125                          3,700,000  3,945,125
                 County Econ.
                 Dev. Auth.
                 Resource
                 Recovery Rev.
                 (Ogden Martin
                 Sys. Proj.)
                 Series A,
                 7.75% 2/1/11
                 (AMT)

Virginia         Lynchburg                        3,000,000   3,124,920                          3,000,000  3,124,920
                 Ind. Dev.
                 Auth. Hosp.
                 Facs. 1st.
                 Mtg. Rev.
                 Rfdg.
                 (Central
                 Health,
                 Inc.)8.125%
                 1/1/16

Virginia         Peninsula                        1,500,000   1,539,300                          1,500,000  1,539,300
                 Ports Auth.
                 Hosp. Facs.
                 Rev. Rfdg.
                 (Whittaker
                 Mem. Proj.)
                 8.70% 8/1/23
                 (FHAGuarantee
                 d)

Virginia         Richmond Gen.                    1,725,000   1,834,969                          1,725,000  1,834,969
                 Oblig. Rfdg.
                 Series B,
                 5.50% 1/15/04
                 (FGIC
                 Insured)

Virginia         Richmond                         750,000     757,755                            750,000    757,755
                 Redev. & Hsg.
                 Auth. Mtg.
                 Rev.
                 (Multi-Family
                 Hsg.
                 Pinebrook
                 Proj.) 9.25%
                 10/1/20 (GNMA
                 Coll.)

Virginia         Upper                            8,000,000   8,010,000                          8,000,000  8,010,000
                 Occoquan Swr.
                 Auth. Reg'l.
                 Swr. Rev.
                 Series A,
                 5.15% 7/1/20
                 (MBIA
                 Insured)

Virginia         Virginia                         3,100,000   3,072,875                          3,100,000  3,072,875
                 Beach Dev.
                 Auth. Hosp.
                 Facs. Rev.
                 (Virginia
                 Beach Gen.
                 Hosp. Proj.)
                 5.125%2/15/18
                 (AMBAC
                 Insured)

Virginia         Virginia                         4,370,000   4,533,875                          4,370,000  4,533,875
                 Commonwealth
                 Gen. Oblig.
                 5% 6/1/04

Virginia         Virginia Hsg.                    1,890,000   1,996,313                          1,890,000  1,996,313
                 Dev. Auth.
                 Multi-Family
                 Hsg. Series
                 I, 5.95%
                 5/1/09 (AMT)

Virginia         Virginia                         180,000     189,614                            180,000    189,614
                 Resources
                 Auth. Wtr. &
                 Swr. Sys.
                 Rev. Series
                 A, 7.70%
                 11/1/10

Washington       Douglas                          1,395,000   1,780,369                          1,395,000  1,780,369
                 County Pub.
                 Util. Dist.
                 #1 Wells
                 Hydroelec.
                 Rev. Rfdg.
                 (Pacific Pwr.
                 & Lt. Co.)
                 Series A,
                 8.75% 9/1/18

Washington       King County                      2,000,000   2,135,000  4,255,000   4,643,269   6,255,000  6,778,269
                 Gen. Oblig.
                 Series D,
                 5.40% 12/1/06

Washington       Port Seattle                     4,010,000   4,155,363                          4,010,000  4,155,363
                 Rev. Series
                 B, 5.50%
                 9/1/09 (FGIC
                 Insured)
                 (AMT)

Washington       Port Seattle                     4,230,000   4,383,338  5,500,000   6,091,250   9,730,000  10,474,58
                 Rev. Series                                                                                8
                 B, 5.60%
                 9/1/10 (FGIC
                 Insured)
                 (AMT)

Washington       Snohomish                        2,405,000   2,759,738                          2,405,000  2,759,738
                 County School
                 Dist. #201,
                 6.75% 12/1/06
                 (AMBAC
                 Insured)

Washington       Washington                       2,655,000   3,079,800                          2,655,000  3,079,800
                 Gen. Oblig.
                 (Motor
                 Vehicle Fuel
                 Tax) Series
                 B, 7% 9/1/05

Washington       Washington                       1,000,000   1,106,250                          1,000,000  1,106,250
                 Gen Oblig.
                 Series C,
                 6.50% 7/1/03

Washington       Washington                       4,635,000   5,144,850                          4,635,000  5,144,850
                 Motor Vehicle
                 Fuel Tax Gen.
                 Oblig. Series
                 B, 6.50%
                 9/1/03

Washington       Washington                       3,560,000   3,920,450                          3,560,000  3,920,450
                 Gen. Oblig.
                 Series
                 1996-A, 6.75%
                 7/1/02

Washington       Washington                       2,000,000   2,177,500                          2,000,000  2,177,500
                 Gen. Oblig.
                 Series R-96C,
                 6% 7/1/04

Washington       Washington                       500,000     590,000                            500,000    590,000
                 State Pub.
                 Pwr. Supply
                 Sys. Nuclear
                 Proj. #1 Rev.
                 Series A, 7%
                 7/1/08

Washington       Washington                       16,080,00   11,075,10                          16,080,00  11,075,10
                 Pub. Pwr.                        0           0                                  0          0
                 Supply Sys.
                 Nuclear Proj.
                 #2 Rev. Rfdg.
                 Series C, 0%
                 7/1/05

Washington       Washington                       11,000,00   7,645,000                          11,000,00  7,645,000
                 Pub. Pwr.                        0                                              0
                 Supply Sys.
                 Nuclear Proj.
                 #2 Rev.
                 Series C, 0%
                 7/1/05, (MBIA
                 Insured)

Washington       Washington                       7,500,000   7,800,000  10,000,000  10,137,500  17,500,00  17,937,50
                 Pub. Pwr.                                                                       0          0
                 Supply Sys.
                 Nuclear Proj.
                 #2 Rev. 6.92%
                 7/1/10 (FGIC
                 Insured)(inve
                 rse floaters)

Washington       Washington                       33,950,00   34,416,77                          33,950,00  34,416,77
                 Pub. Pwr.                        0           1                                  0          1
                 Supply Sys.
                 Nuclear Proj.
                 #2 Rev. 5.40%
                 7/1/12

Washington       Washington                       3,565,000   3,859,113                          3,565,000  3,859,113
                 Pub. Pwr.
                 Supply Sys.
                 Nuclear Proj.
                 #2 Rev.
                 Refdg. Series
                 A, 6% 7/1/05
                 (AMBAC
                 Insured)

Washington       Washington                       6,000,000   6,105,000  9,050,000   9,423,312   15,050,00  15,528,31
                 Pub. Pwr.                                                                       0          2
                 Supply Sys.
                 Nuclear Proj.
                 #2 Rev.
                 Refdg. Series
                 A, 5% 7/1/01

Washington       Washington                       1,000,000   1,092,500  5,000,000   3,300,000   6,000,000  4,392,500
                 Pub. Pwr.
                 Supply Sys.
                 Nuclear Proj.
                 #3 Rev. Rfdg.
                 Series B,
                 7.375% 7/1/04

Wyoming          Natrona                          4,500,000   4,848,750                          4,500,000  4,848,750
                 County Hosp.
                 Rev. (Wyoming
                 Med. Ctr.
                 Proj.) 8.125%
                 9/15/10

Wyoming          Wyoming Farm                     3,995,000   2,926,338                          3,995,000  2,926,338
                 Loan Board
                 Cap. Facs.
                 Rev. 0%
                 10/1/04
                 (Escrowed to
                 Maturity)

Wyoming          Wyoming Farm                     3,995,000   2,786,513  2,500,000   2,550,000   6,495,000  5,336,513
                 Loan Board
                 Cap. Facs.
                 Rev. 0%
                 10/1/05
                 (Escrowed to
                 Maturity)

Wyoming          Wyoming Farm                     3,695,000   2,461,794  12,890,000  14,952,400  16,585,00  17,414,19
                 Loan Board                                                                      0          4
                 Cap. Facs.
                 Rev. 0%
                 10/1/06
                 (Escrowed to
                 Maturity)

                                                                         4,000,000   4,455,000   4,000,000  4,455,000

                                                                         2,000,000   2,125,000   2,000,000  2,125,000

TOTAL                                                         2,253,774                                     3,197,702
MUNICIPAL                                                     ,808                   943,928,0              ,816
BONDS                                                                                08



MUNICIPAL
NOTES

Florida          Florida Hsg.                     6,200,000   6,200,000                          6,200,000  6,200,000
                 Fin. Agcy.
                 Multi-Family
                 Hsg. Rev.
                 Rfdg.
                 (Brandon-Oxfo
                 rd) Series
                 90C,4.20%,
                 VRDN

Illinois         Chicago Gen.                     6,500,000   6,498,180                          6,500,000  6,498,180
                 Oblig. Series
                 1997, 3.65%,
                 tender
                 2/5/98, LOC
                 Morgan
                 Guaranty
                 Trust Co.

Illinois         Illinois Dev.                    4,000,000   4,000,000                          4,000,000  4,000,000
                 Fin. Auth.
                 Multi-Family
                 Hsg. Rev.
                 Rfdg. (Garden
                 Glen Apts.)
                 Series
                 93,4.10%,
                 VRDN

New York         Erie County                      760,000     760,000    0           0           760,000    760,000
                 Ind. Dev.
                 Auth. Ind.
                 Dev. Rev.
                 (The Holling
                 Press, Inc.)
                 Series 1989
                 F,4.10%, LOC
                 Marine
                 Midland Bank,
                 VRDN (AMT)

Texas            Texas Gen.                       21,500,00   21,643,62               -          21,500,00  21,643,62
                 Oblig. TRAN                      0           0                                  0          0
                 Series A,
                 4.75% 8/31/98

TOTAL                                                                                0                      39,101,80
MUNICIPAL                                                     39,101,80                                     0
NOTES                                                         0

CASH
EQUIVALENTS

Cash             Municipal                        27,642,37   27,642,37              0           27,642,37  27,642,37
Equivalents      Central Cash                     2           2                                  2          2
                 Fund 3.8690%
                 12/5/97

TOTAL                                                          $                      $                      $
INVESTMENTS                                                   2,320,518              943,928,0              3,264,446
IN SECURITIES                                                 ,980                   08                     ,988
- 100%

FUTURES                                           UNDERLYIN   UNREALIZE  UNDERLYIN   UNREALIZE
CONTRACTS                                         G FACE      D          G FACE      D

                  EXPIRATION                      AMOUNT AT   GAIN/      AMOUNT AT   GAIN/
                 DATE                             VALUE       (LOSS)     VALUE       (LOSS)

PURCHASED        127 Municipal                                                        209,573    15,739,29  209,573
                 Bond Future                                             15,739,29               2
                 Contracts                                               2
                 Dec. 97

TOTAL COST OF                                                  $                      $                      $
INVESTMENT                                                    2,222,505              880,266,7              3,102,772
SECURITIES                                                    ,358                   13                     ,071




Spartan Municipal Income Fund
Fidelity Advisor Municipal Bond Fund
Notes to Pro Forma Combining Financial Statements
(Unaudited)
 The accompanying unaudited Pro Forma Combining Schedule of Investments and Statement of Assets and Liabilities as of November 30, 1997 and the unaudited Pro Forma Combining Statement of Operations for the year ended November 30, 1997 are intended to present the financial condition and related results of operations of Spartan Municipal Income Fund as if the reorganization with Fidelity Advisor Municipal Bond Fund, had been consummated at December 1, 1996. Had the pro forma adjustments not included the effect of the expense limitation, Pro Forma Combined Expense reductions would have been $12,159, resulting in Pro Forma Combined Net Interest Income and Pro Forma Combined Net Increase in Net Assets resulting from operations of $138,817,940 and $188,333,168, respectively.

 The pro forma adjustments to these pro forma financial statements are comprised of:
(a) Reflects the exchange of the Fidelity Advisor Municipal Bond Fund's shares for shares of Spartan Municipal Income Fund as of November 30, 1997.
(b) Decrease in fees reflects contractual rates charged against combined average net assets.
(c) Decrease in fees reflects elimination of duplicate services or charges.
(d) Increase in fees reflects net increase in costs incurred as a result of the reorganization offset with savings in duplicate charges.
(e) Reflects reduction in expenses due to FMR's agreement to voluntarily limit the combined fund's expenses to 0.53% of average net assets.
(f) Decrease reflects elimination of non applicable expense type.
 The unaudited pro forma combining statements should be read in conjunction with the separate annual audited financial statements as of December 31, 1997 for Fidelity Advisor Municipal Bond Fund and November 30, 1997 for Spartan Municipal Income Fund, which are incorporated by reference in the Statement of Additional Information to this Proxy Statement and Prospectus. The unaudited pro forma combining financial statements do not include the effect of the merger of Spartan Aggressive Municipal Income Fund and Spartan Insured Municipal Income Fund with Spartan Municipal Income Fund which is pending shareholder approval.